EXHIBIT 10.1


                     CLUBCORP EMPLOYEE STOCK OWNERSHIP PLAN
                                    ("ESOP")


                    GENERALLY EFFECTIVE AS OF JANUARY 1, 1999


TABLE  OF  CONTENTS


ARTICLE  1    PURPOSE  AND  AMENDMENT  OF  THE  PLAN
1.01          Amendment  of  the  Plan
1.02          Purpose
1.03          Trust  Agreement
ARTICLE  2    DEFINITIONS
ARTICLE  3    REQUIREMENTS FOR ELIGIBILITY AND PARTICIPATION
3.01          Eligibility
3.02          Employment  with  a  Predecessor  Employer
3.03          Change  in  Status  of  Eligible  Employee
3.04          Participation  in  the  Plan
3.05          Military  Service
ARTICLE  4    CONTRIBUTIONS
4.01          Employer  Contributions
4.02          Matching  Contributions
4.03          Date  of  Payment  of  Matching  Contributions,  Discretionary
                Contributions  and  Pre-Tax  Contributions
4.04          Pre-Tax  Contributions;  Change  of  Election
4.05          Limitation  on  Pre-Tax  Contributions  for  Highly  Compensated
                Employees
4.06          Distribution  of  Excess  Deferrals
4.07          Limitation  on  Pre-Tax  Contributions
4.08          General  Withdrawal  from  After-Tax  Contribution  Account
4.09          General  Withdrawal  of  Pre-Tax  Contributions  and Distributions
                Restrictions
4.10          Hardship  Withdrawals  from  After-Tax  Contribution  Account and  Pre-Tax  Contribution  Account
4.11          Procedure  for  Withdrawal
4.12          Discretionary  Contributions
4.13          Securities  Law  Limitations  on  Contributions
ARTICLE  5    ALLOCATION  TO  PARTICIPANTS'  ACCOUNTS
5.01          Trust  Accounts
5.02          Contribution  Allocations  to  Accounts
5.03          Time  of  Allocating  Contributions
5.04          Accounts  of  Participants  Transferred  to  an Affiliated Company
                Which  has  Not  Adopted  the  Plan
5.05          Treatment  of  Company  Stock  Purchased  under  an  Exempt  Loan
5.06          Limitation  on  Annual  Additions  Under  Code  Section  415
5.07          Limitations  on  Annual  Additions  for  Employers  or  Affiliated
                Companies  Maintaining  other  Defined  Contribution  Plans
5.08          Limitations  on  Annual  Additions  for  Employers  or Affliliated
                Companies  Maintaining  Defined  Benefit  Plans
5.09          Definitions  for  Purposes  of  Determining  the  Annual  Addition
                Limitations
5.10          Cessation  of  Eligible  Employee  Status
5.11          Inclusion  of  Ineligible  Employee  and  Erroneous  Allocations
ARTICLE  6    VALUATION  OF  TRUST  FUND
6.01          Valuation  of  the  Trust  Fund  and  Account  Statements
6.02          Forfeitures
6.03          Trust  Fund
6.04          Voting  of  Shares;  Exercise  of  Other  Rights
6.05          Put  Option  with  Respect  to  Company  Stock
6.06          Exempt  Loan  to  Purchase  Company  Stock;  Certain  Conditions
                Applicable  to  Such  Company  Stock
6.07          Diversification  of  Participant's  Account
6.08          Emergency  Valuation
ARTICLE  7    RETIREMENT  BENEFITS
ARTICLE  8    DISABILITY  BENEFITS
8.01          Disability  Retirement
8.02          Determination  of  Disability
ARTICLE  9    DEATH  BENEFITS
9.01          Death  Benefits
9.02          Designation  of  Beneficiaries
ARTICLE  10   EMPLOYMENT  TERMINATION  BENEFITS
10.01         Vesting  upon  Termination  of  Employment
10.02         Determination  of  Vesting  Years  of  Service
10.03         Vesting  on  Divestiture  of  an  Employer
10.04         Forfeiture  of  Employer  Contributions  Account
10.05         Restoration  of  Forfeited  Accounts
ARTICLE  11   PAYMENT  OF  BENEFITS
11.01         Method  of  Payment
11.02         Time  for  Distribution  of  Benefits
11.03         Limitations  on  Timing
11.04         Restrictions  on  Distribution
11.05         Payments  on  Personal Receipt Except in Case of Legal Disability
11.06         Benefits Payable Pursuant to a Qualified Domestic Relations Order
11.07         Direct  Rollovers
ARTICLE  12   MISCELLANEOUS  PROVISIONS  RESPECTING  PARTICIPANTS
12.01         Participants  to  Furnish  Required  Information
12.02         Participants'  Rights  in  Trust  Fund
12.03         Inalienability  of  Benefits
12.04         Conditions  of  Employment  Not  Affected  by  Plan
12.05         Address  for  Mailing  of  Benefits
12.06         Unclaimed  Account  Procedure
12.07         No  Rollovers
ARTICLE  13   ADMINISTRATION  OF  THE  PLAN
13.01         Plan  Administrator
13.02         Compensated  Expenses  of  the  Plan  Administrator
13.03         Agents  of  the  Plan  Administrator
13.04         Reliance  on  Directions  of  Plan  Administrator
13.05         Authority  of  Plan  Administrator
13.06         Authorization  of  Loan  Transactions
13.07         General  Administrative  Powers
13.08         Additional  Powers
13.09         Duties  of  Administrative  Personnel
13.10         Designation of named Fiduciaries and Allocation of Responsibility
13.11         Action  by  Fiduciaries
13.12         Appointment of Professional Assistants and the Investment Manager
13.13         Bond
13.14         Indemnification
13.15         Payment  of  Expenses
ARTICLE  14   PARTICIPATION  BY  EMPLOYERS
14.01         Adoption  of  Plan  by  Affiliated  Company
14.02         Rights  and  Obligations  of  the  Company  and  the  Employers
14.03         Withdrawal  from  Plan
ARTICLE  15   AMENDMENT  OF  THE  PLAN
ARTICLE  16   PERMANENCY  OF  THE  PLAN
16.01         Right  to  Terminate  Plan
16.02         Merger  of  Consolidation  of  Plan  and  Trust
16.03         Continuance  be  Successor  Company
ARTICLE  17   DISCONTINUANCE  OF  CONTRIBUTIONS  AND  TERMINATION
17.01         Suspension  of  Contributions
17.02         Discontinuance  of  Contributions
17.03         Termination  of  Plan  and  Trust
17.04         Participant's  Rights  to  Benefits  upon  Termination or Partial
                Termination of Plan or Complete Discontinuance of Contributions
ARTICLE  18   EXCLUSIVE  BENEFIT  OF  THE  PLAN
18.01         Limitation  on  Reversions
18.02         Unallocated  Amounts  upon  Termination  of  Plan  and  Trust
18.03         Mistake  of  Fact  or  Disallowance  of  Deduction
ARTICLE  19   TOP  HEAVY  PLAN  RULES
19.01         Definitions
19.02         Determination  of  Top  Heaviness
19.05         Minimum  Requirements
19.04         Minimum  Benefits  for  Employers  or  Affiliated  Companies
                Maintaining  Defined  Benefits  Plan
19.5          Super  Top  Heavy  Plans
ARTICLE  20   MISCELLANEOUS
20.01         Effect of Bankruptcy and Other Contingencies Affecting an Employer
20.02         Benefits  Payable  by  Trust
20.03         Withholding
20.04         Provisions Hereof for Sole Benefit of Parties
20.05         Article  and  Section  Headings
                Hereto and Participants
20.06         Formal  Action  by  Employer
20.07         APPLICABLE  LAW


                CLUBCORP  EMPLOYEE  STOCK  OWNERSHIP  PLAN


ARTICLE  1-  PURPOSE  AND  AMENDMENT  OF  THE  PLAN

1.01 Amendment of the Plan. Brookhaven Country Club, Inc. adopted and established a profit sharing plan known as the Profit Sharing Plan and Trust of Brookhaven Club, Inc. effective as of January 1, 1968, which was thereafter, amended, restated, and renamed into the CCA Associate Clubs Profit Sharing Plan effective January 1, 1976 (the "Prior Plan"). Subsequent thereto, the Prior
Plan was amended from time to time. Sponsorship of the Prior Plan was transferred to Club Corporation International (now known as ClubCorp
International, Inc.) (the "Company") effective February 1, 1992. Effective as of January 1, 1993, the Company amended and restated the Prior Plan in its entirety as the "ClubCorp Stock Investment Plan (the "SIP")." The SIP was last amended and restated effective generally as of January 1, 1997. The SIP is hereby again amended and restated into an employee stock ownership plan effective generally as of January 1, 1999, to be known as the ClubCorp Employee Stock Ownership Plan ("Plan").

Except as otherwise provided herein, and subject to the following sentence, the provisions of this Plan as contained herein are applicable to Employees and Participants who receive a distribution of their benefits under this Plan on or after January 1, 1999. Except as otherwise provided herein, any Employee or Participant who died, retired, suffered Disability or Termination of Employment prior to January 1, 1999 and received a distribution of their benefits prior to January 1, 1999, shall receive any benefits to which he or she is entitled based upon the provisions of the SIP as in effect prior to January 1, 1999.

1.02 Purpose. The purposes of the Plan are: to provide retirement benefits to Participants and their Beneficiaries; to encourage Eligible Employees to save for retirement; to provide Participants the opportunity to share in the value of the Company, and to enhance employee ownership of the Company.

It is the intention of the Employers that the Plan as amended and restated herein shall meet all of the requirements necessary or appropriate to qualify it as an employee stock ownership plan under Code Sections 401(a) and 4975(e) and that the Trust made a part hereof shall continue to be exempt from tax under Code Section 501(a) and that the Plan satisfy applicable requirements of ERISA, and all provisions hereof shall be interpreted accordingly.

1.03 Trust Agreement. In furtherance of this Plan, the Company has entered into the ClubCorp Employee Stock Ownership Trust Agreement effective as of January 1, 1999, which is made a part hereof, for the purpose of maintaining the Trust to fund the benefits of this Plan as hereinafter set forth.


ARTICLE  2  -  DEFINITIONS


As  used  in  the  Plan:

2.01 "Account" or "Accounts" means all or any of the Company Stock Account, the Other Investments Account, the Employer Divestiture Account, the QDRO Account and any other account maintained by the Plan Administrator under the provisions of the Plan to record a Participant's interest (or the undistributed interest of a Beneficiary or Alternate Payee) in the Trust Fund, as adjusted in accordance with ARTICLE 6.

2.02 "Affiliated Company" means any of the following: the Company and (i) a member of a controlled group of corporations of which the Company is a member,
(ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with Code Section 414(c) and regulations issued thereunder, (iii) a member of an "affiliated service group" as determined in accordance with Code Section 414(m) and regulations issued thereunder, of which the Company or an Employer is a member, or (iv) any other entity which is required to be aggregated with the Company or an Employer in accordance with Code Section 414(o) and the regulations issued thereunder. Subject to Code
Section 415(h), a "controlled group of corporations" shall mean a controlled group of corporations as defined in Code Section 414(b).

2.03 "After-Tax Contribution Account" means the separate account maintained for each Participant reflecting the After-Tax Contributions made by such Participant to this Plan, as adjusted in accordance with the provisions of ARTICLE 6 of the Plan.

2.04 "After-Tax Contributions" means the amount prior to July 1, 1995 each Participant elected to contribute to the SIP pursuant to SECTION 4.08 thereof.

2.05    "Allocation  Date"  means  the  last  day  of  each  calendar  quarter.

2.06 "Alternate Payee" means an individual or trust entitled to benefits under the Plan pursuant to a Qualified Domestic Relations Order.

2.07 "Beneficiary" means any person or entity entitled to receive benefits which are payable upon or after a Participant's death pursuant to ARTICLE 9.

2.08 "Board" means the Board of Directors of the Company, as from time to time constituted, acting pursuant to delegated authority.

2.09    "Code"  means the Internal Revenue Code of 1986, as amended from time to
time.   References to any Section of the Internal Revenue Code shall include any successor  provision  thereto.

2.10    "Company"  means  ClubCorp  International,  Inc.,  or  its  successor.

2.11 "Company Stock Account" means the separate accounts maintained for each Participant under his Pre-Tax Contribution Account and Employer Contribution Account, which are invested in Company Stock.

2.12    "Company  Stock"  means the common stock of the Company, par value $.01.

2.13 "Compensation" means with respect to all Participants except for those Participants employed by ClubCorp International Resource Company who are nonresident aliens who receive no earned income (within the meaning of Code
Section  911(d)(2))  which  is  U.S.  source  income (within the meaning of Code
Section 861(a)(3)), a Participant's total compensation for services rendered to an Employer during a Plan Year, as reported on Form W-2 or other federal wage statement as taxable for federal income tax purposes; provided, however, that Compensation shall not include any Compensation paid for any period prior to participation in the Plan or any of the following forms of Compensation: relocation allowances, geographic differentials, car allowances, income imputed for use of a car, noncash compensation, and stock appreciation rights.

Notwithstanding anything in this SECTION 2.13 to the contrary, Compensation with respect to only those employees of ClubCorp International Resource Company who are nonresident aliens who receive no earned income (within the meaning of Code
Section  911(d)(2))  which  is  U.S.  source  income (within the meaning of Code
Section 861(a)(3)) shall mean (i) such Participant's wages, salaries, earned income (only if an employee within the meaning of Code Section 401(c)(1)) which includes foreign earned income (as defined in Code Section 911(b)) whether or not excludable from gross income under Code Section 911, foreign earned income (as defined in Code Section 911(b)) whether or not excludable from gross income under Code Section 911, fees for professional services, and other amounts received from an Employer for personal services actually rendered in the course of employment with an Employer as an Employee to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, overtime pay, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan, as described in Treasury Regulations Section 1.62-2(c)), but determined without regard to the exclusions found in Code Sections 931 and 933, (ii)amounts received by such Participant described in Code Sections 104(a)(3), 105(a) and 105(h), but only to the extent that these amounts are includable in the gross income of the Employee, (iii)amounts paid or reimbursed by the Employer to such Participant for moving expenses incurred by such Participant, but only to the extent that at the time of payment it is reasonable to believe that these amounts are not deductible by such Participant under Code Section 217, (iv) the value of nonqualified stock options granted to such Participant, but only to the extent that the value of the option is includable in the gross income of such Participant for the taxable year in which granted, and (v) the amount includable in the gross income of such Participant upon making the election described in Code Section 83(b), but excluding the following:

2.13(1) Employer contributions to a plan of deferred compensation to the extent contributions are not included in gross income of the Participant for the taxable year in which contributed, and any distributions from a plan of deferred compensation whether or not includable in the gross income of the Participant when distributed;

2.13(2)    Employer  contributions  made  on  behalf  of  the  Participant  to a simplified  employee  pension  described  in  Code  Section  408(k);

2.13(3) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Participant becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

2.13(4)   amounts realized from the sale, exchange or other disposition of stock acquired  under  a  qualified  stock  option;  and

2.13(5) amounts that receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are excludable from the gross income of the Participant); provided, however, that Compensation shall not include any Compensation paid for any period prior to participation in the Plan or any of the following forms of
Compensation: relocation allowances, geographic differentials, car allowances, income imputed for use of a car, noncash compensation and stock appreciation rights. Notwithstanding the foregoing, Compensation shall include the amount of a Participant's elective salary reductions or salary deferrals under any Employer's cafeteria plan established pursuant to Code Section 125 or an Employer's plan established pursuant to Code Section 401(k).

2.14 Date of Employment" or "Date of Reemployment" means the day on which an Employee first commences employment or reemployment following a Termination of Employment, as the case may be, with any Affiliated Company by performing an Hour of Service.

2.15 "Disability" means a physical or mental condition which, in the opinion of the Plan Administrator, pursuant to consistently applied guidelines, medical reports, and other evidence satisfactory to the Plan Administrator, causes a Participant to be unable to engage in any substantial gainful employment with the Employer for an indefinite period; provided, however, the Participant shall not be deemed to have incurred a Disability if the Participant's Disability arises under any of the following circumstances:

2.15(1)    Injury or disease sustained as a result of excessive and habitual use of  drugs,  intoxicating  liquors,  or  narcotics.

2.15(2)    Injury or disease sustained while willfully participating in any acts of  violence,  riots,  civil  insurrection,  or  while  committing  a  felony.

2.15(3)    Injury or disease sustained while serving in the Armed Forces or as a result  of  warfare.

2.15(4)   Injury or disease sustained while rendering services as an employee to an  employer  other  than  the  Employer  or  an  Affiliated  Company.

2.15(5)    Any  intentional  or  self-inflicted  injury.

2.16 "Discretionary Contribution" means the amount contributed by the Employer to the Plan on behalf of a Participant pursuant to SECTION 4.12.

2.17 "Effective Date" means January 1, 1999, except as specifically provided otherwise in the Plan.

2.18 "Election Period" means two (2) enrollment periods, each approximately one month in duration, to be held during the Plan Year as determined annually and announced by the Plan Administrator.

2.19 "Eligibility Year of Service" means an Employment Period during which such Employee performs one thousand (1,000) or more Hours of Service. For purposes of determining an Employee's Eligibility Year of Service, the initial "Employment Period" to be used shall be the twelve (12) consecutive month period beginning on an Employee's Date of Employment and thereafter the Plan Year, beginning with the Plan Year within which occurs the Employee's first anniversary of his Date of Employment. Any Employee who is credited with one thousand (1,000) or more Hours of Service with any Affiliated Company in either the initial twelve (12) month period beginning on such Employee's Date of Employment or the Plan Year within which such initial twelve (12) month period ends, shall be credited with an Eligibility Year of Service. For purposes of determining an Employee's Eligibility Year of Service, an Employee, upon completion of an Hour of Service for an Employer, shall receive credit for service with any club which is not an Affiliated Company but which is a club managed by the Company or a club which the Company manages or owns pursuant to a joint venture with another entity, but only for service while such club is managed or partially owned.

2.20    "Eligible Employee" means any Employee except the following individuals:
(i) any Employee who is included in a unit of employees covered by a collective bargaining agreement between employee representatives and one (1) or more Employers if retirement benefits were the subject of good faith bargaining between  such  representatives  and  employees, unless the collective bargaining agreement  expressly  provided  for  the inclusion of such Employees as Eligible
Employees under this Plan, (ii) except as provided in this SECTION 2.20, a nonresident alien who receives no earned income within the meaning of Code
Section  911(d)(2))  which  is  U.S.  source  income (within the meaning of Code
Section 861(a)(3)), and (iii) except as provided in SECTION 3.02, any person who is not treated as an employee on the payroll of an Employer, regardless of whether such person is considered a leased employee within the meaning of Code Sections 414(n) and 414(o). Notwithstanding anything in the Plan to the contrary, all employees of ClubCorp International Resource Company shall be classified and treated as Eligible Employees regardless of whether such Employees are nonresident aliens who receive no earned income (within the meaning of Code Section 911(d)(2)) which is U.S. source income (within the meaning of Code Section 861(a)(3)).

2.21 "Employee" means any person who is employed by one or more Affiliated Companies, and whose remuneration from an Affiliated Company is subject to FICA withholding; provided, however, that a person employed by ClubCorp International Resource Company who is a nonresident alien who receives no earned income (within the meaning of Code Section 911(d)(2)) which is U.S. source income (within the meaning of Code Section 861(a)(3)) shall be deemed to be an Employee regardless of whether such person's remuneration is subject to FICA withholding. Any leased employee shall be considered an "Employee" under the Plan to the extent required by Code Sections 414(n) or 414(o), but shall not be eligible to participate in the Plan unless and until he actually becomes employed on the payroll of an Employer and otherwise meets the eligibility criteria of ARTICLE 3.

2.22 "Employer" means the Company or any corporation that is an Affiliated Company which adopts the Plan pursuant to ARTICLE 14.

2.23 "Employer Contribution Account" means the separate account maintained for each Participant comprised of his Company Stock Account and Other Investment Account reflecting the Matching Contributions and/or Discretionary Contributions made on behalf of such Participant. The Employer Contribution Account shall be credited with all Matching Contributions allocated to such Participant, Discretionary Contributions allocated to such Participant, profit sharing contributions allocated to the Participant prior to January 1, 1993, if any, and employer matching contributions made to the Club Corporation of America Employees Savings and CCA Investment Plan prior to January 1, 1993, if any, which were transferred to the Plan, as adjusted in accordance with the provisions of ARTICLE 6.

2.24 "Employer Contribution" means the amount contributed by the Employer as a Matching and/or Discretionary Contribution and allocated to either the Company Stock Account or the Other Investment Account of each Participant, as appropriate.

2.25 "Employer Divestiture Account" means a separate, fully vested account which is maintained for a Participant who transfers from one Employer to another Employer as a result of the divestiture of the original Employer, as provided in
SECTION  10.03.

2.26    "Entry  Date"  means  each  January  1  and  July  1.

2.27 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. References to any Section of ERISA shall include any successor provision thereto.

2.28 "Exempt Loan" means a loan which is used to purchase Company Stock and which meets all of the requirements of SECTION 6.06.

2.29    "Hour  of  Service"  means  the  following:

2.29(1) Performance of Duties. Each hour for which an Employee is directly or indirectly paid, or entitled to payment by an Affiliated Company for the performance of duties. Each such Hour of Service shall be credited to the Employment Period (as defined in SECTION 2.19) or the Plan Year, as the case may be, in which the duties were performed. For purposes of this Section, the applicable Employment Period or Plan Year, as the context requires, shall be referred to as the "Computation Period."

2.29(2)   Back Pay.  Each hour for which back pay (irrespective of mitigation of damages) has been either awarded or agreed to by an Affiliated Company. Each such Hour of Service shall be credited to the Computation Period to which the agreement or award for back pay pertains, rather than to the Computation Period in which the award, agreement, or payment is made. If back pay is either awarded or agreed to for a period of time during which no duties are performed, the provisions of SUBSECTIONS 2.29(3)(A) through (C) shall apply to the calculation and crediting of Hours of Service for such period of time.

2.29(3) Non-Working Time. Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by an Affiliated Company for reasons other than the performance of duties (irrespective of whether the employment relationship with such Affiliated Company has terminated) (such as vacations, holidays, illness, disability, layoff, jury duty, military duty, compensated
Leave of Absence, or similar periods). Each such Hour of Service shall be calculated and credited on the following basis:

(a) Units of Time. If payments for reasons other than the performance of duties are calculated on the basis of units of time, such as hours, days, weeks, or months, the number of Hours of Service to be credited shall be the number of regularly scheduled working hours included in the units of time on the basis of which the payments are calculated. In the case of an Employee without a regular work schedule, such Employee shall be credited with Hours of Service on the basis of the equivalency schedule set forth in SUBSECTION 2.29(8). Each such Hour of Service shall be credited to the Computation Period in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates.

(b) No Units of Time. If payments for reasons other than the performance of duties are not calculated on the basis of units of time (such as lump sum disability payments for an injury), the number of Hours of Service to be credited shall be equal to the amount of the payment divided by the Employee's most recent hourly rate of compensation before the period during which no duties are performed.

(i) In the case of an Employee whose compensation is determined on the basis of a fixed rate for specified periods of time (other than hours), such as days, weeks, or months, such Employee's hourly rate of compensation shall be such Employee's most recent rate of compensation for a specified period of time (other than hours), divided by the number of hours regularly scheduled for the performance of duties during such period. In the case of an Employee without a regular work schedule, such Employee's rate of compensation shall be calculated on the basis of the schedule of equivalent hours set forth in SUBSECTION 2.29(8).

(ii) In the case of an Employee whose compensation is not determined on the basis of an hourly rate or on the basis of a fixed rate for specified periods of time, such Employee's hourly rate of compensation shall be the lowest hourly wage paid to employees in the same job classification as that of such Employee or, if no employees in the same classification have an hourly rate of compensation, the minimum wage as established from time to time under Section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended.

Each such Hour of Service shall be credited to the Computation Period in which the period during which no duties are performed occurs, except that if such period extends beyond one of such Computation Periods, such Hours of Service shall be allocated by the Plan Administrator, in its sole discretion, between not more than the first two of such Computation Periods on a reasonable basis which is consistently applied with respect to all Employees within the same job classification, reasonably defined.

(c)    Exclusions.    Notwithstanding  the  foregoing:

(i) An Employee shall not be credited on account of a period during which no duties are performed with a number of Hours of Service which is greater than the number of hours regularly scheduled for the performance of duties during such period.

(ii) In no event shall the number of Hours of Service attributable to a single continuous period (whether or not such period involves more than one Computation Period) for which no duties are performed exceed five hundred one (501) Hours of Service.

(iii) Hours of Service shall not be credited to a period for which payments are made to an Employee where those payments solely reimburse such Employee for medical or medically related expenses incurred by such Employee.

(iv) Hours of Service shall not be credited for a period to which payments pertain if such payments are made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws.

2.29(4) No Duplication of Credit. An Employee shall not be credited with Hours of Service under both (i) SUBSECTION 2.29(1) or 2.29(3), as the case may be, and
(ii)  SUBSECTION  2.29(2).

2.29(5) Overlapping Payroll Periods. In the case of Hours of Service to be credited to an Employee for a period of no more than thirty-one (31) days which overlaps two (2) Computation Periods, all such Hours of Service shall be credited to either the first or the second of such Computation Periods as the Plan Administrator, in its sole discretion, may determine on a consistent basis with respect to all Employees within the same job classification, reasonably defined.

2.29(6) Maternity or Paternity Absences. Notwithstanding any other provision of this SECTION to the contrary, solely for purposes of determining whether an Employee has a One-Year Break in Service, Hours of Service shall include hours during which an Employee is absent from work for any period: (i) by reason of
(a) the Employee's pregnancy, (b) the birth of the Employee's child, (c) the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (ii) for the purpose of caring for such child for a period beginning immediately following such birth or placement. Hours of Service shall be credited for purposes of this SUBSECTION to the Plan Year in which the absence from work begins, provided crediting of such Hours of Service in such Plan Year would prevent the Participant from incurring a One-Year Break in Service in such Plan Year solely because of the crediting of such Hours in such Plan Year. In any other case, Hours of Service shall be credited for purposes of this SUBSECTION to the immediately following Plan Year. The Hours of Service credited for purposes of this SUBSECTION shall be those hours which otherwise normally would have been credited but for such absence or, in any case in which the Plan Administrator is unable to determine the hours normally credited, Hours of Service shall be calculated on the basis of the schedule of equivalent hours set forth in SUBSECTION 2.29(8). The total number of Hours of Service required to be credited for any absence described in this SUBSECTION shall not exceed five hundred one (501). Notwithstanding the provisions of this SUBSECTION, no Hours of Service credit shall be given pursuant to this SUBSECTION unless the Employee furnishes the Plan Administrator with such information as the Plan Administrator shall require to establish: (i) that the absence from work was for the reasons referred to herein, and (ii) the number of days for which there was such an absence.

2.29(7) Uncompensated Leaves of Absence. Solely for purposes of determining whether an Employee has a One-Year Break in Service, Hour of Service shall include each hour (credited on the basis of the schedule of equivalent hours set forth in SUBSECTION 2.29(8)) for which an Employee is not paid but is on a Leave of Absence.

2.29(8) Determination of Hours of Service to be Credited to Salaried Employees. With respect to salaried employees whose hours are not required to be counted and recorded by the Fair Labor Standards Act of 1938, the determination of the Hours of Service which must be credited to an Employee in accordance with the provisions of this SECTION shall be based upon an equivalency schedule of ten
(10) Hours of Service for each day on which the Employee performs an Hour of Service.

2.30 "Leave of Absence" means an absence from the active employment of an Employer by reason of an approved absence granted by such Employer on the basis of a uniform policy applied by such Employer without discrimination. Such a Leave of Absence will not constitute a Termination of Employment provided the Employee returns to the active employment of the Employer at or prior to the expiration of his leave or, if not specified therein, within the period of time which accords with such Employer's policy with respect to permitted absences. If the Employee does not return to the active employment of such Employer at or prior to the expiration of his Leave of Absence, his employment will be considered terminated as of the date on which his leave expires. Notwithstanding the foregoing provisions of this SECTION, absence from the active service of the Employer because of military service will be considered a Leave of Absence granted by an Employer and will not terminate the employment of an Employee if he returns to the active employment of an Employer within the period of time during which he has reemployment rights under any applicable federal law or within sixty (60) days from and after discharge or separation from such military service if no federal law is applicable. However, no provision of this SECTION or of the remainder of the Plan shall require reemployment of any Employee whose active service with an Employer was terminated by reason of military service.

2.31 "Matching Contributions" means the amount the Employer contributes on behalf of each Participant pursuant to SECTION 4.02.

2.32    "Normal  Retirement Date" means the date on which occurs the sixty-fifth
(65th)  birthday  of  a  Participant.

2.33 "One-Year Break in Service" means a Plan Year during which a Participant has no Hours of Service.

2.34 "Other Investments Account" means the separate accounts maintained for each Participant under his Pre-Tax Contributions Account and Employer
Contributions  Account  which  are  not  invested  in  Company  Stock.

2.35 "Participant" means an Eligible Employee who participates in the Plan as provided in ARTICLE 3.

2.36 "Plan" means the ClubCorp Employee Stock Ownership Plan, as set forth in this document, and as hereafter amended.

2.37 "Plan Year" means the twelve (12) consecutive month period ending on December 31.

2.38 "Pre-Tax Contribution Account" means the separate account maintained for each Participant comprised of his Company Stock Account and Other Investment Account consisting of the Pre-Tax Contributions made by the Employer in accordance with SUBSECTION 4.04(1), and including as applicable, a separate subaccount for Qualified Nonelective Contributions, as adjusted in accordance with the provision of ARTICLE 6 of the Plan.

2.39 "Pre-Tax Contributions" means the amount each Participant has elected to contribute to the Plan pursuant to SUBSECTION 4.04.

2.40 "QDRO Account" means that part of any other Account which has been segregated from such Account for the benefit of an Alternate Payee pursuant to a Qualified Domestic Relations Order.

2.41    "Qualified  Domestic  Relations  Order"  means an order or decree which:

2.41(1) Relates to the provision of child support, alimony payments, or marital property rights to a spouse, child, or other dependent of a Participant; and

2.41(2)    Is  made  pursuant  to  a  state  domestic relations law (including a community  property  law);  and

2.41(3)    Creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan; and

2.41(4)    Is  determined  by  the  Plan  Administrator  to  meet all applicable requirements pursuant to the procedure established by the Plan Administrator for determining whether an order is a Qualified Domestic Relations Order.

2.42 "Qualified Nonelective Contribution" or "QNEC(s)" shall mean a contribution (other than Pre-Tax Contributions, Matching Contributions, Discretionary Contributions, or any contribution required pursuant to SUBSECTION 10.05(2)), if any, (i) made by the Employer in its sole and absolute discretion for the benefit of Non-Highly Compensated Employees (and thus, satisfies the requirements of Code Section 401(a)(4)), (ii) which are allocable in accordance with SUBSECTION 4.05(3)(C), and (iii) which shall be nonforfeitable and treated for all purposes as Pre-Tax Contributions (including for purposes of SECTION
4.09  but  not  for  purposes  of hardship withdrawals as provided in SUBSECTION
4.10).

QNECs shall, in accordance with SUBSECTION 4.05(3)(C) and Treasury Regulations Sections 1.401(k)-1(b)(5) and 1.401(m)-1(b)(5): (i) be allocated to the Employee's Pre-Tax Contribution Account as of the last day of the Plan Year,
(ii) not be contingent upon the Employee's participation in the Plan or performance of services on any date subsequent to the date as of which QNECs are allocated and (iii) shall be actually paid to the Plan no later than the end of the twelve (12) month period immediately following the Plan Year to which such contribution relates; provided however, that if several plans are aggregated in accordance with Code Section 410(b) and if the Plan Year of the Plan is changed to satisfy the requirement that plans have the same plan year, the QNECs for the short Plan Year created must also (iv) be treated as if they were Pre-Tax Contributions and, (v) be related to the Total Compensation that would have been received by such Employee during that short Plan Year but for such Employee's election under SECTION 4.04, or (vi) be attributable to services performed by the Employee in that short Plan Year, and but for the Employee's election to defer under SECTION 4.04, would have been received by the Employee within two and one-half months after the close of that short Plan Year.

2.43 "Quarterly Stock Valuation Date" means December 31 and such other dates as of which Company Stock is valued, as specified by the Plan Administrator.

2.44 "Required Beginning Date" means, in the case of the Participant who attains age seventy and one-half (70 1/2) prior to January 1, 1999: (i) April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one half or (ii) April 1 of the calendar year following the calendar year in which the Participant retires, as the Participant so
elects.   With  respect to all other Participants Required Beginning Date means the calendar April 1 of year following the calendar year in which the Participant retires.

2.45 "Termination of Employment" shall mean the termination of employment with all Employers, whether voluntarily or involuntarily, other than by reason of a Participant's retirement after attaining his Normal Retirement Date or after sustaining Disability, or death, or transfer to a non-adopting Affiliated Company.

2.46 "Trust" means the legal entity resulting from the Trust Agreement between the Company and the Trustee who receives contributions, and holds, invests, and disburses funds to or for the benefit of Participants and their Beneficiaries. Unless the context specifically indicates otherwise, the terms "Trust," "Trust Agreement," "Trust Fund," and "Trustee" refer to all such trusts, trustees, trust agreements, and trust funds in the aggregate.

2.47 "Trust Agreement" means the instrument establishing the Trust, as amended from time to time.

2.48 "Trust Fund" means all assets of whatsoever kind or nature from time to time held by the Trustee pursuant to the Trust Agreement without distinction as to income and principal.

2.49 "Trustee" means the party or parties, individual or corporate, named in the Trust Agreement and any duly appointed additional or successor Trustee or Trustees acting thereunder.

2.50 "Vesting Year of Service" means a Plan Year, beginning with the Plan Year in which the Employee commenced employment or reemployment with any Affiliated Company, during which a Participant has completed at least one (1) Hour of Service with an Affiliated Company. For purposes of determining an Employee's Vesting Years of Service, an Employee, upon completion of an Hour of Service for an Employer, shall receive credit for service with any club which is not an Affiliated Company but which is a club managed by the Company or a club which the Company manages or owns pursuant to a joint venture with another entity, but only for service while such club is managed or partially owned.

2.51 Wherever appropriate, words used in the Plan in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine.

2.52    The  words  "herein,"  "hereof,"  and  "hereunder"  refer  to  the Plan.

2.53 The expressions listed below have the meanings stated in the SECTIONS or SUBSECTIONS hereof respectively indicated:

"Actual Contribution Percentage" or "ACP"         Subsection  4.07(4)(a)

"Actual  Deferral  Percentage"  or  "ADP"         Subsection  4.05(4)(a)

"Aggregate  Limit"                                Subsection  4.05(2)

"Annual  Additions"                               Section  5.06(1)

"Computation  Period"                             Section  2.29(1)

"Current  Value"                                  Subsection  6.01(1)

Defined  Benefit  Plan"                           Subsection  5.09(2)

Defined  Benefit  Plan  Fraction"                 Subsection  5.09(3)

Defined  Contribution  Plan"                      Subsection  5.09(4)

Defined  Contribution  Plan  Fraction"            Subsection  5.09(5)

Determination  Date"                              Subsection  19.01(3)

Direct  Rollover"                                 Subsection  11.07(2)(d)

Distributee"                                      Subsection  11.07(2)(c)

Eligible  Employee"                               Section  2.20;
                                                  Subsection  4.05(4)(e);
                                                  Subsection  4.07(4)(d)

Eligible  Participants"                           Section  5.03

Eligible  Retirement  Plan"                       Subsection  11.07(2)(b)

Eligible  Rollover  Distribution"                 Subsection  11.07(2)(a)

Employment  Period"                               Section  2.19;  4.12

Excess  Aggregate  Contributions"                 Subsection  4.07(2)

Excess  Contributions"                            Subsection  4.05(4)(b)

Excess  Deferrals"                                Section  4.06

Forfeiture"                                       Subsection  10.04(6)

Highly  Compensated  Employee"                    Subsection  4.05(4)(c);
                                                  Subsection  4.07(4)(b)

"Key  Employee"                                   Subsection  19.01(4)

"Key  Employee  Participant"                      Subsection  19.01(5)

"Limitation  Year"                                Subsection  5.09(6)

"Limitation  Year  Compensation"                  Subsection  5.09(7);
                                                  Subsection  19.01(6)

"Named  Fiduciaries"                              Section  13.10

"Non-Key  Employee"                               Subsection  19.01(7)

"Permissive  Aggregation  Group"                  Subsection  19.01(8)

"Permitted  Purpose"                             Subsection  4.10(6)

"Plan  Administrator"                            Section  13.01

"Prior  Plan"                                    Section  1.01

"Qualified  Consent"                             Subsection  9.02(2)

"Required  Aggregation  Group"                   Subsection  19.01(9)

"Retirement  Plan"                               Subsection  5.09(1)

"Securities  Act"                                Section  4.13

"Super  Top  Heavy  Plan"                        Subsection  19.02(2)

"Top  Heavy  Plan"                               Subsection  19.02(1)

"Top  Heavy  Ratio"                              Subsection  19.02(3)

"Total  Compensation"                            Subsection  4.05(4)(f);
                                                 Subsection  4.07(4)(e)

"Valuation  Date"                                Subsection  19.01(10)


ARTICLE  3  -  REQUIREMENTS  FOR  ELIGIBILITY  AND  PARTICIPATION


3.01 Eligibility. Any Employee who met the eligibility requirements under the Plan, as it existed prior to this amendment and restatement, shall be eligible to participate in the Plan as of January 1, 1999. Each other Eligible Employee shall be eligible to participate as of the Entry Date coinciding with or next following the date upon which such Eligible Employee completes an Eligibility Year of Service, provided he is an Eligible Employee on such Entry Date. In the event an Eligible Employee has a Termination of Employment prior to completing an Eligibility Year of Service, the Eligible Employee may participate as of the first Entry Date following completion of an Eligibility Year of Service. In the event an Eligible Employee has a Termination of Employment after completing an Eligibility Year of Service but prior to the Entry Date upon which such Eligible Employee would have been eligible to participate in the Plan, and such Eligible Employee is reemployed by an Employer after the Entry Date upon which the Eligible Employee would have participated in the Plan, such Eligible Employee will be eligible to participate as of the Entry Date which next follows his Date of Reemployment, provided he is an Eligible Employee on such date. In the event a Participant has a Termination of Employment and is reemployed by an Employer, he will automatically be reinstated as a Participant as of the Entry Date which next follows his Date of Reemployment, provided he is an Eligible Employee on such date.

3.02 Employment with a Predecessor Employer. If the Plan had previously been maintained by a predecessor of an Employer, whether a corporation, partnership, sole proprietorship, or other business entity, any period of employment with such predecessor shall be treated as a period of employment with an Employer. If the Plan had not been previously maintained by a predecessor of an Employer, employment with such predecessor shall not be taken into account, except to the extent required pursuant to regulations prescribed by the Secretary of the Treasury or his delegate.

3.03    Change  in  Status  of  Eligible  Employee.

3.03(1) In the event an Employee who is not an Eligible Employee becomes an Eligible Employee, such individual shall be eligible to participate in the Plan as of the next following Entry Date, provided he is an Eligible Employee on such date and he has met the other requirements for eligibility set forth in SECTION 3.01.

3.03(2) In the event a Participant, who ceased to be an Eligible Employee but who did not terminate his employment with any Affiliated Company, subsequently becomes an Eligible Employee again, such Eligible Employee will be reinstated as a Participant as of the date he again becomes an Eligible Employee as of the next following Entry Date, provided he is an Eligible Employee on such date.

3.04 Participation in the Plan. Each Eligible Employee must, in order to elect Pre-Tax Contributions and become a Participant, file an election pursuant to
SECTION 4.04, with the Plan Administrator within the Election Period prior to the Entry Date as of which such Eligible Employee is to become a Participant. If an Eligible Employee fails to file such an election for the first Entry Date on which he is eligible to participate, he may elect to begin participation in the Plan as of any subsequent January 1 or July 1 by filing such an election during the applicable Election Period, subject to the eligibility requirements of SECTIONS 3.01, 3.02, and 3.03. Each Eligible Employee shall be provided with such information as is required by ERISA within the time prescribed for providing such information. In addition, each Participant shall be provided with a designation of Beneficiary form which shall provide for a designation of one or more Beneficiaries to receive benefits in the event of the Participant's death.

3.05 Military Service. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).


ARTICLE  4  -  CONTRIBUTIONS


4.01 Employer Contributions. Subject to SECTIONS 4.07 and 5.06 through 5.09, each Employer's Contribution shall consist of (i) a Matching Contribution attributable to its Employees, (ii) a Discretionary Contribution in such amount as the Board in its sole discretion may authorize for those Participants who are employed by an Employer on the last day of the Plan Year, (iii)any contribution required pursuant to SUBSECTION 10.05(2), and (iv) any Qualified Nonelective
Contribution made to satisfy the ACP test. In no event, however, shall total Employer Contributions exceed the maximum deductible contribution under Code
Section 404(a), including any amount which may be deductible by the Employer under the carryover provisions of the Code. All Employer Contributions shall be made in the form of cash or shares of Company Stock, as determined in the sole discretion of the Board. Notwithstanding the preceding, the Employees of
Operations Company for Homestead, Inc. shall not be eligible to receive a Matching Contribution or a Discretionary Contribution under this Plan.

4.02 Matching Contributions. Subject to SECTION 4.07 and 5.06 through 5.09, the Employer shall contribute to the Trust Fund an amount equal to twenty percent (20%) of each Participant's Pre-Tax Contributions (to the extent not previously withdrawn) made during the calendar quarter which shall be allocated
(i) if in cash, to the Other Investments Account of the Employer Contribution Account; and (ii) if in Company Stock, to the Company Stock Account of the Employer Contribution Account of the Participant whose Pre-Tax Contributions were so matched.

4.03 Date of Payment of Matching Contributions, Discretionary Contributions and Pre-Tax Contributions. Matching Contributions shall be paid to the Trust on a quarterly basis. Discretionary Contributions, if any, shall be paid to the Trust for a Plan Year on or before the last date, including any extensions thereof, for filing its federal income tax return for its fiscal year ending with, or after the last day of such Plan Year and shall be deemed made as of the last day of the Plan Year for which they are made. An Employer shall make all Pre-Tax Contributions as provided in SECTION 4.04 hereof to the Trust Fund as soon as administratively practical following the close of the payroll period for which the Participant's elections are applicable.

4.04    Pre-Tax  Contributions;  Change  of  Election.

4.04(1)    Subject  to  the provisions of SECTION 4.05, a Participant may elect:

(a)    To  receive  his  entire  Compensation  in  cash;  or

(b) To defer a portion of his Compensation, as a Pre-Tax Contribution, in specified whole percentages, that is not less than one percent (1%) or more than six percent (6%) of his Compensation for each payroll period. The Pre-Tax Contributions shall not exceed $10,000 (ten thousand dollars) (or such greater amount allowed pursuant to cost of living adjustments prescribed by the Secretary of the Treasury) during a calendar year. The amount deferred as
Pre-Tax Contributions shall be allocated: (i) if in cash, to the Other Investments Account of the Pre-Tax Contribution Account; and (ii) if in Company Stock, to the Company Stock Account of the Pre-Tax Contribution Account. A Participant's Pre-Tax Contributions shall, at all times and for all purposes be fully vested and nonforfeitable.

Any amount a Participant elects to defer under this SUBSECTION 4.04(1) shall be contributed by his Employer to the Trust as a Pre-Tax Contribution and allocated to the Pre-Tax Contribution Account. The dollar limitation in this SECTION shall be decreased by any salary deferrals under Code Section 401(k) made by a Participant under any related plan, to the extent that any Excess Deferrals are allocated to this Plan pursuant to SECTION 4.06.

4.04(2) Each Employee who becomes eligible or who at a given time is about to become eligible to participate in the Plan shall elect at such time and in such form as the Plan Administrator shall in its sole and absolute discretion determine, to defer the receipt of a portion of his Compensation or to receive his entire Compensation in cash, in accordance with SUBSECTION 4.04(1). The Plan Administrator shall establish and communicate to Employees uniform and nondiscriminatory procedures for the election of percentage rates of Pre-Tax Contributions, including procedures regarding the effective date of such election, and may change said procedures at such times and in such manner as the Plan Administrator may determine to be necessary or desirable. Any such change in procedures shall be communicated to Employees.

A Participant who has previously elected to defer the receipt of a portion of his Compensation pursuant to this SECTION 4.04 may elect to change the amount of the deferral of his Compensation effective on the first day of the July 1 or January 1 next following the date notice is received by the Plan Administrator; provided, however, that a notice of the change in election must be delivered to the Plan Administrator in the form prescribed by the Plan Administrator within the applicable Election Period.

4.05 Limitation on Pre-Tax Contributions for Highly Compensated Employees. Each Plan Year, the Plan shall satisfy the nondiscrimination tests in Code
Section  401(k)(3).

4.05(1)    Notwithstanding  the  provisions of SECTION 4.04, the Actual Deferral
Percentage (or "ADP") for the Highly Compensated Employees with respect to any Plan Year shall not exceed the greater of (a) or (b):

(a) The Actual Deferral Percentage for the Non-Highly Compensated Employees multiplied by 1.25, or

(b) The Actual Deferral Percentage for the Non-Highly Compensated Employees multiplied by 2.0; provided, however, that the Actual Deferral Percentage for the Highly Compensated Employees may not exceed the Actual Deferral Percentage for the Non-Highly Compensated Employees by more than two (2) percentage points, but subject to the aggregate limitation rules of SUBSECTION 4.05(2).

4.05(2) If one or more Highly Compensated Employees are eligible to make Pre-Tax Contributions and are also eligible for contributions that are tested under Code Section 401(m), multiple use of the Actual Deferral Percentage alternative limit set forth in SUBSECTION 4.05(1)(B) shall be limited so that the sum of Actual Deferral Percentage of all such Highly Compensated Employees and the Actual Contribution Percentage of such Highly Compensated Employees does not exceed the aggregate limit. For purposes of this SECTION, the "aggregate limit" shall be the greater of:

(a)    The  sum  of

(i) 1.25 multiplied by the greater of the Actual Deferral Percentage or Actual Contribution Percentage of the Non-Highly Compensated Employees for the Plan Year, and

(ii) Two plus the lesser of the Actual Deferral Percentage or the Actual Contribution Percentage of the Non-Highly Compensated Employees for the Plan Year; provided, however, that this amount shall not exceed 2.0 multiplied by the lesser of the Actual Deferral Percentage or the Actual Contribution Percentage of the Non-Highly Compensated Employees for the Plan Year; or

(b)    The  sum  of

(i) 1.25 multiplied by the lesser of the Actual Deferral Percentage or Actual Contribution Percentage of the Non-Highly Compensated Employees for the Plan Year; and

(ii) Two plus the greater of the Actual Deferral Percentage or Actual Contribution Percentage of the Non-Highly Compensated Employees for the Plan Year; provided, however, that this amount shall not exceed 2.0 multiplied by the greater of the Actual Deferral Percentage or Actual Contribution Percentage of the Non-Highly Compensated Employees for the Plan Year.

(iii) Amounts in excess of the aggregate limit shall be treated as Excess Contributions or Excess Aggregate Contributions (or a combination of both) as determined in the sole discretion of the Plan Administrator and adjusted as provided in SUBSECTION 4.05(3) or 4.07(3), whichever may be applicable. For purposes of applying this multiple use limit, the Actual Contribution Percentage and the Actual Deferral Percentage shall be determined after any required distributions of Excess Contributions, Excess Aggregate Contributions and Excess Deferrals under SUBSECTIONS 4.05(3) and 4.07(3) and SECTION 4.06.

4.05(3) If at any time during a Plan Year, the Actual Deferral Percentage for the Highly Compensated Employees exceeds or is reasonably expected by the Plan Administrator to exceed the amounts allowed under SUBSECTIONS 4.05(1) or 4.05(2), the Plan Administrator, in its sole and absolute discretion, shall, as often as it elects, do one or more of the following, provided, however, that if this Plan is aggregated with one or more plans in accordance with Code Sections 401(a)(4), 410(b) or 401(k), such Highly Compensated Employee shall have the right (in accordance with procedures established by the Plan Administrator) to direct the Plan Administrator with respect to whether correction of such excess (or expected excess) will occur under this SUBSECTION 4.05(3) or under the applicable provisions of the other aggregated plans:

(a) Prospectively and in the same proportion reduce the amount of Compensation to be deferred pursuant to SUBSECTIONS 4.04(1) or 4.04(2) by each Highly Compensated Employee who has elected pursuant to SUBSECTIONS 4.04(1) or 4.04(2) to defer a portion of his Compensation until the Actual Deferral Percentage for Highly Compensated Employees equals (by rounding up) for the Plan Year the greater of (a) or (b) of SUBSECTION 4.05(1), as limited by SUBSECTION 4.05(2).

(b) (i) Refund the portion of each Highly Compensated Employee's Pre-Tax Contribution that constitutes a portion of the Excess Contribution for the Plan Year, plus earnings (or less losses) on such amount for the Plan Year until the Actual Deferral Percentage for the Highly Compensated Employees equals (by rounding up) the greater of (a) or (b) of SUBSECTION 4.05(1), as limited by SUBSECTION 4.05(2), with all refunds to be charged: (i) first against the Other Investments Account of the Participant's Pre-Tax Contribution Account for the calendar year that includes the first day of the Plan Year; (ii) secondly against the Company Stock Account of the Participant's Pre-Tax Contribution Account for the calendar year that includes the first day of the Plan Year, and then, to the extent necessary; (iii) thirdly against the Other Investment Account of the Participant's Pre-Tax Contribution Account for the calendar year that includes the last day of the Plan Year; and (iv) then finally against the Company Stock Account of the Participant's Pre-Tax Contribution Account for the calendar year that includes the last day of the Plan Year. All such refunds shall be distributed by the Trustee to the Employee within two and one-half months after the close of the Plan Year in which the Excess Contribution arose, if administratively possible, and within twelve (12) months after the close of such Plan Year at the latest.

The amount of Excess Contributions for each Highly Compensated Employee is to be determined by the following leveling method, under which the Actual Deferral
Percentage of the Highly Compensated Employee with the highest Actual Deferral Percentage is reduced to the extent required to: (i) enable the Plan to satisfy the limitations of SUBSECTIONS 4.05(1) and 4.05(2); or (ii) cause such Highly Compensated Employee's Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Employee with the next highest Actual Deferral Percentage, whichever occurs first. This process must be repeated until the Plan satisfies the limitations of SUBSECTIONS 4.05(1) and 4.05(2).

The  provisions of this SECTION shall be applied after the provisions of SECTION
4.06 are applied and the amount of any Excess Contributions refunded under this SECTION shall be reduced by Excess Deferrals, if any, attributable to such Plan Year previously distributed to the Employee. Any distribution made pursuant to this SUBSECTION 4.05(3)(B)(I) may be made notwithstanding any other provision of this Plan.

Notwithstanding any Plan provision to the contrary, in no event shall Matching Contributions remain allocated to a Highly Compensated Employee's account and such amounts shall be treated as forfeitures (in the same manner as provided in SUBSECTION 4.07(2)(C)(II)) if the Pre-Tax Contributions which were matched by such Matching Contributions are refunded as Excess Contributions under this SUBSECTION 4.05(3)(B)(I).

(ii) The earnings or losses allocable to Excess Contributions for the applicable Plan Year shall be determined by multiplying the total income (or loss) allocable the Pre-Tax Contribution Account for the applicable Plan Year by a fraction, the numerator of which is the Excess Contribution on behalf of the Participant for the applicable Plan Year and the denominator of which is the balance of the Participant's Pre-Tax Contribution Account on the last day of the applicable Plan Year (prior to any refund or redistribution of Excess Contributions), reduced by the income or gain (or increased by the loss) allocable to such total amount for the Plan Year.

(iii) The income allocable to Excess Contributions, for purposes of SUBSECTIONS 4.05(3)(B)(I) and 4.05(3)(B)(II), shall include all earnings and appreciation, including such items as interest, dividends, rent, royalties, gains from the sale of property, appreciation in the value of stock, bonds, annuity and life insurance contracts, and other property, without regard to whether such appreciation has been realized.

(c) In addition to or in lieu of the above procedures to conform Pre-Tax Contributions to the limitations of SUBSECTION 4.05(1), the Employer may make a QNEC on behalf of any Non-Highly Compensated Employee. In the event a QNEC is to be allocated to a Participant under either this SUBSECTION 4.05(3)(C) or SUBSECTION 4.07(2)(D) such allocation shall equal the maximum amount which can be allocated to that Participant without causing the total amount allocated to the Participant under the Plan to exceed the limitation of SECTION 5.06, provided that QNECs shall be allocated first to the account of Non-Highly Compensated Employees who have the lowest Compensation for the Plan Year, then as the Actual Deferral Percentages (or, if applicable, the Actual Contribution Percentages) of those Participants increase, allocations shall be made to the accounts of Non-Highly Compensated Employees with the next lowest Compensation and so on until the entire QNEC has been allocated.

4.05(4)    For  purposes  of  this  SECTION  4.05:

(a) "Actual Deferral Percentage" (or "ADP") shall mean for Eligible Employees the average (arithmetic mean) of the ratio (calculated separately for each Eligible Employee to the nearest one-hundredth of one percent) of:

(i) the sum of the Pre-Tax Contributions actually contributed to the Trust on behalf of such Employee and allocated to his Pre-Tax Contribution Account for such Plan Year, plus

(A) the Qualified Nonelective Contributions, if any, actually contributed to the Trust on behalf of such Employee and allocated to his Pre-Tax Contribution Account for such Plan Year, and

(B) the Matching Contributions (other than Qualified Nonelective Contributions), if any, actually contributed to the Trust on behalf of such Employee and allocated to his Pre-Tax Contribution Account for such Plan Year that qualify for aggregation under Code Section 401(k)(3)(D)(ii) and are designated by the Plan Administrator as includable in this computation for this Plan Year, to

(ii)    the  Total  Compensation  received by the Employee during the Plan Year,

such  average  of  ratios  being  multiplied  by  one  hundred  (100).

Any Pre-Tax Contributions taken into account for purposes of the Actual Deferral Percentage shall: (i) (but for the election which such Employee made in accordance with SECTION 3.04) relate to Total Compensation that would have been received by such Employee during the Plan Year; or (ii) be attributable to services performed by the Employee in the Plan Year and (but for the election which such Employee made in accordance with SECTION 3.04) would have been received by the Employee within two and one-half months after the end of the Plan Year; and (iii) be allocated to the Employee's Pre-Tax Contribution Account as of a date within the Plan Year; and (iv) not be contingent upon the Employee's participation in the Plan or performance of services on any date subsequent to the date as of which such contributions are allocated; and (v) shall be actually paid to the Plan no later than the end of the twelve (12) month period immediately following the Plan Year to which such contribution relates.

To the extent that the Plan Administrator elects, pursuant to the above paragraph, to take Matching Contributions (other than Qualified Nonelective Contributions) for such Plan Year, that meet the requirements of the applicable Regulations, into account in computing the Actual Deferral Percentage, the Actual Contribution Percentage tests under SECTION 4.07 must still be completed and satisfied separately, and in doing so the Employer shall disregard the Matching Contributions used in computing the Actual Deferral Percentage for such Plan Year. Any Matching Contributions taken into account for purposes of determining the Actual Deferral Percentage shall be: (i) allocated only to the accounts of Participants who are not Non-Highly Compensated Employees; (ii) allocated to such Employees' Pre-Tax Contribution Account (and at the discretion of the Plan Administrator to the subaccount for Qualified Nonelective Contributions); and (iii) shall be nonforfeitable and treated for all purposes as Pre-Tax Contributions, including for purposes of the directly preceding paragraph of this SUBSECTION 4.05(4)(A) and SECTION 4.09 but such amounts will be prohibited from being withdrawn as hardship withdrawals as provided in SUBSECTION 4.10.

For purposes of this SECTION, the ratio calculated for any Eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have Pre-Tax Contributions allocated to his account under two or more plans or arrangements described in Code Section 401(k) that are maintained by the Employer shall be determined as if all such contributions were made under a single arrangement. Further, in the event that this Plan satisfies the requirements of Code Sections 401(a)(4) and 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code Sections 401(a)(4) and 410(b) only if aggregated with this Plan, the Actual Deferral Percentage shall be determined by calculating the ratio for each Eligible Employee as if all such plans were a single plan. If the Plan is permissively aggregated with another plan in order to comply with the limitations of SUBSECTION 4.05(1), such aggregated plans must also meet the requirements of Code Sections 401(a)(4) and 410(b) as a single plan.

(b) "Excess Contributions" shall mean, with respect to any Plan Year, the excess of (i) the aggregate amount of Contributions, if any, included under SUBSECTION 4.05(4)(A) in the Actual Deferral Percentage computation for the Plan Year that were actually paid over to the Trust on behalf of Highly Compensated Employees for such Plan Year, over (ii) the maximum amount of such Pre-Tax Contributions permitted under the limitations of SUBSECTIONS 4.05(1) and 4.05(2).

(c) "Highly Compensated Employee" shall mean any Eligible Employee who is a highly compensated employee as defined in Code Section 414(q) and the regulations thereunder using the calendar year election of Treasury Regulation
Section 1.414(q)-1T, Q&A 14(b). Generally, a Highly Compensated Employee is any Employee who:

(i) was at any time a 'five percent owner,' as defined in Section 416(i)(1) of the Code, during the Plan Year for which the definition is being applied or during the preceding Plan Year with respect to an Employer;

(ii)    for  the  preceding  Plan  Year  -

(A) received Compensation from the Employer in excess of Eighty Thousand Dollars ($80,000.00) as indexed at the same time and in the same manner as under Code Section 415(d), and;

(B) if the Employer elects, was in the group of Employees of an Employer and all Participating Companies consisting of the top twenty percent (20%) of the Employees when ranked on the basis of Compensation paid during the Plan Year. For purposes of determining the number of Employees in the top-paid group, Employees who have not completed six (6) months of Service, normally work less than seventeen and one-half (17 1/2) hours per week, normally work during six
(6) or less months per year, have not attained the age of twenty-one (21), are nonresident aliens with no earned income from sources within the United States (within the meaning of Section 861(a)(3) of the Code), or are included in a unit of employees covered by a collective bargaining agreement (except to the extent provided in regulations), shall not be included.

(d) "Non-Highly Compensated Employee" means any Eligible Employee who is not a Highly Compensated Employee.

(e) "Eligible Employee" shall mean for or during a Plan Year each Employee who is eligible to become a Participant, including those Employees who are eligible to but fail to file the election required by SECTION 3.04; provided, however, that those Employees of ClubCorp International Resource Company who are nonresident aliens who receive no earned income (within the meaning of Code
Section  911(d)(2))  which  is  U.S.  source  income (within the meaning of Code
Section 861(a)(3)) shall not be treated as Eligible Employees for purposes of this SECTION 4.05.

(f) "Total Compensation" means any payments received by an Eligible Employee for the Plan Year in question from an Affiliated Company which meet the definition of Total Compensation chosen by the Plan Administrator for that Plan Year. Any such definition chosen by the Plan Administrator shall satisfy the requirements of Code Section 414(s) and all related Treasury Regulations. In the event an Employee begins, resumes, or ceases to be an Eligible Employee during a Plan Year, the amount of the Employee's Total Compensation for the entire Plan Year shall be taken into account for purposes of this SECTION 4.05(4)(F). Notwithstanding the foregoing, Total Compensation shall be limited to One Hundred Sixty Thousand Dollars ($160,000.00) or such amount to which such amount shall be adjusted by the Secretary of the Treasury or his delegate pursuant to Code Section 401(a)(17).

4.06 Distribution of Excess Deferrals. If a Participant is required to include in his gross income for a calendar year elective deferrals (as defined in Code
Section 402(g)(3)) which exceeded $10,000 (or such greater amount as determined by the Secretary of the Treasury pursuant to cost-of-living increases) for such year, such amounts shall be referred to as "Excess Deferrals" and shall be distributed to the Participant. The Plan Administrator shall distribute such Excess Deferral, adjusted for any income or losses allocable to such amount (determined in accordance with the principles of SUBSECTION 4.05(3)(B)), for the Plan Year in question not later than the time determined under SUBSECTION 4.05(3)(B), provided, however, that the amount of Excess Deferrals to be distributed shall be reduced by Excess Contributions previously distributed in accordance with SUBSECTION 4.05(3)(B) to the Employee from the Plan which are attributable to such Plan Year. Any distribution made pursuant to this SECTION may be made notwithstanding any other provision of this Plan.

4.07 Limitation on Matching Contributions. Each Plan Year, the Plan shall satisfy the nondiscrimination tests in Code Section 401(m).

4.07(1) Notwithstanding any other provision of this Plan, the "Actual Contribution Percentage" (or "ACP") of Matching Contributions made to the Plan for Highly Compensated Employees during the Plan Year shall not exceed the greater of the limitations indicated below:

(a) One hundred twenty-five percent (125%) of the ACP for all Non-Highly Compensated Employees; or

(b)    The  lesser  of:    (i) the sum of the ACP for all Non-Highly Compensated
Employees plus two percent (2%); or (ii) two hundred percent (200%) of the ACP for all Non-Highly Compensated Employees.

If one or more Highly Compensated Employees are eligible for contributions that are tested under both this SECTION and SECTION 4.05, multiple use of the Actual Contribution Percentage alternative limit set forth in SUBSECTION 4.05(2) shall apply.

4.07(2) In the event that following the end of the Plan Year, it is determined by the Plan Administrator that the Matching Contributions allocated to Highly Compensated Employees exceed the limitations of SUBSECTION 4.07(1), then the amount in excess of such limitation ("Excess Aggregate Contributions") (and income thereon) shall be corrected in accordance with the following rules.

(a) The Excess Aggregate Contributions shall first be applied to reduce by one percent (1%) the percentage rate or by One Dollar ($l) the amount of those Highly Compensated Employees who have the highest ACP, shall then be applied to reduce by one percent (1%) the percentage rate or by One Dollar ($l.00) the ACP of all those Highly Compensated Employees (including those employees whose percentage rate or dollar amount was previously reduced) with the next highest ACP, and shall thereafter continue to be applied to the extent necessary in like manner in descending order on the basis of ACP until the reductions enable the Matching Contributions to conform to the limitations of SUBSECTION 4.07(1).

(b) The amount of Excess Aggregate Contributions to be distributed or forfeited with respect to each affected Highly Compensated Employee shall be equal to the Matching Contributions made on behalf of such Employee (prior to reduction of the Excess Aggregate Contributions), less the product of such Employee's ACP (after reduction of the Excess Aggregate Contributions) times such Participant's Total Compensation, rounded to the nearest one cent ($.01).

(c) Matching Contributions which constitute Excess Aggregate Contributions (i) with respect to those Highly Compensated Employees who are vested in such amounts, shall be distributed to such Employees within two and one-half months after the close of the Plan Year in which such Excess Aggregate Contributions occurred, if administratively possible, and within the twelve (12) month period following the close of the Plan Year in which such Excess Aggregate Contributions occurred at the latest and (ii) with respect to those Highly
Compensated Employees who are not vested in such amounts, excess Matching Contributions shall be treated as Forfeitures and forfeited not later than the last day of the Plan Year following the Plan Year in which such Excess Aggregate Contributions occurred.

(d) In addition to or in lieu of the above procedures to conform Matching Contributions to the limitations of SUBSECTION 4.07(1), the Employer may make a QNEC on behalf of any Non-Highly Compensated Employee to the extent necessary to insure the limitations of SUBSECTION 4.07(1) are met. Such QNECs shall be included in the calculations under SUBSECTION 4.07(1) only if the requirements of Treasury Regulation Section 1.401(m)-l(b)(5) (or any successor thereto) are met. In addition, the Plan Administrator may designate that all or part of the Pre-Tax Contributions shall be included in the calculations under SUBSECTION 4.07(1) (any such amounts shall not be included in the calculations under SUBSECTION 4.05(1)) provided such use complies with the requirements of Treasury Regulation Section 1.401(m)-l(b)(2) (or any successor thereto).


4.07(3)    In  determining  the  amount  of income allocable to Excess Aggregate
Contributions which are being distributed or forfeited, the following rules shall apply:

(a) The income allocable to Excess Aggregate Contributions for the Plan Year in which the contributions are made is the income for the Plan Year with respect to the Highly Compensated Employee's Matching Contributions multiplied by a fraction, the numerator of which is the amount of Excess Aggregate Contributions made on behalf of the Highly Compensated Employee for the Plan Year and the denominator of which is the balance of the Participant's Matching Contributions as of the end of the Plan Year before adjustment of his Employer Contribution Account in accordance with the provisions of ARTICLE 6. For purposes of this SUBSECTION 4.07(3), the income of the Plan shall mean all earnings, gains and losses computed in accordance with the provisions of ARTICLE 6.

(b) No income allocable to Excess Aggregate Contributions for the period between the end of the Plan Year and the date of the distribution shall be refunded.

4.07(4)    For  purposes  of  this  SECTION  4.07:

(a) "Actual Contribution Percentage" (or "ACP") shall mean for Eligible Employees the average (arithmetic mean) of the ratio (calculated separately for each Eligible Employee to the nearest one-hundredth of one percent) of:

(i) the sum of Matching Contributions actually contributed to the Trust on behalf of such Employee and allocated to his Employer Contribution Account for the Plan Year, plus

(ii) the Qualified Nonelective Contributions actually contributed to the Trust on behalf of such Employee and allocated to his Pre-Tax Contribution Account for the Plan Year, plus

(iii) the Pre-Tax Contributions actually contributed to the Trust on behalf of such Employee and allocated to his Pre-Tax Contribution Account for the Plan Year,

that qualify for aggregation under Code Section 401(m)(3) and are designated by the Plan Administrator as includable in this computation for this Plan Year, to

(iv) the Total Compensation, as defined in SUBSECTION 4.05(4)(F), received by the Employee during the Plan Year,

such  average  of  ratios  being  multiplied  by  one  hundred  (100).

To the extent that the Plan Administrator elects, pursuant to the above paragraph, to take Pre-Tax Contributions (and other contributions) listed in SUBSECTION 4.05(4)(A) into account in computing the Actual Contribution Percentage for such Plan Year, the Actual Deferral Percentage test under SECTION
4.05 must be satisfied separately, disregarding Pre-Tax Contributions (and other contributions) listed in SUBSECTION 4.05(4)(A) but used in computing the Actual Contribution Percentage for such Plan Year.

In calculating ACP, all Pre-Tax Contributions taken into account for purposes of determining the Actual Contribution Percentage shall: (i) (but for the election which such Employee made in accordance with SECTION 3.04) relate to Total Compensation that would have been received by such Employee during the Plan Year; or (ii) be attributable to services performed by the Employee in the Plan Year (but for the election which such Employee made in accordance with SECTION 3.04) and would have been received by the Employee within two and one-half months after the end of the Plan Year; and (iii) be allocated to the Employee's Pre-Tax Contribution Account (and at the discretion of the Plan Administrator to the subaccount for Qualified Nonelective Contributions) as of a date within the Plan Year; and (iv) not be contingent upon the Employee's participation in the Plan or performance of services on any date subsequent to the date as of which such contributions are allocated; and (v) shall be actually paid to the Plan no later than the end of the twelve (12) month period immediately following the Plan Year to which such contribution relates; and (vi) shall be considered for purposes of the ACP with respect to amounts allocated only to the Pre-Tax
Contribution  Accounts  of  Non-Highly  Compensated  Employees.

In calculating ACP, a Matching Contribution shall be taken into account for a Plan Year only if such Matching Contribution: (i) is made on account of the Employee's Pre-Tax Contribution for the Plan Year; (ii) is allocated to the Employee as of a date during such Plan Year; and (iii) is paid to the Trust not later than the last day of the twelfth (12th) month following the close of such Plan Year.

In calculating ACP, all employee contributions and employer matching contributions (as defined in Code Section 401(m)(4)) of any Highly Compensated Employee who participates in more than one plan maintained by an Affiliated Company shall be aggregated for purposes of determining such percentage.

In calculating ACP, all employee contributions and employer matching contributions (as defined in Code Section 401(m)(4)) to any plan required to be aggregated with the Plan for purposes of Code Section 401(a)(4) or 410(b) shall be treated as if made under the Plan. If the Plan is permissively aggregated with another plan in order to comply with the limitations of SUBSECTION 4.07(1), such aggregated plans must also meet the requirements of Code Sections 401(a)(4) and 410(b) as a single plan.

(b) "Highly Compensated Employee" shall mean a Highly Compensated Employee as defined in SUBSECTION 4.05(4)(C).

(c) "Non-Highly Compensated Employee" shall mean a Non-Highly Compensated Employee as defined in SUBSECTION 4.05(4)(D).

(d) "Eligible Employee" shall mean an Eligible Employee as defined in SUBSECTION 4.05(4)(E).

(e) "Total Compensation" shall mean compensation as defined in SUBSECTION 4.05(4)(F).

4.08 General Withdrawal from After-Tax Contribution Account. Upon application by the Participant received by the Plan Administrator, a Participant may, in accordance with SECTION 4.11, withdraw all or a portion of the value of such Participant's After-Tax Contribution Account; provided, however, that: (i) all partial withdrawals must be for a minimum of Five Hundred Dollars ($500); and
(ii) all partial withdrawals over Five Hundred Dollars ($500) must be made in Two Hundred Fifty Dollar ($250) increments. Withdrawals under this SECTION 4.08 shall be paid as soon as practicable following receipt by the Plan Administrator of the application for withdrawal. A Participant shall be limited to two (2) withdrawals under this SECTION 4.08, per year. General withdrawals shall be valued and the amounts of the withdrawal shall be subtracted from the Participant's After-Tax Contribution Account as of the Allocation Date immediately preceding the date the withdrawal request is received by the Plan Administrator, after allocation of earnings, losses, appreciation and depreciation since the last Allocation Date.

4.09  General Withdrawal of Pre-Tax Contributions and Distribution Restrictions.

4.09(1)    Notwithstanding  any  Plan  provisions to the contrary, and except as provided in SECTION 4.10 amounts held in a Participant's Pre-Tax Contribution Account are not distributable prior to the earliest of:

(i) his separation from service (as defined in Code Section 401(k) and the Treasury Regulations thereunder) pursuant to ARTICLE 10;

(ii)    his  Disability  pursuant  to  ARTICLE  8;

(iii)    his  Death  pursuant  to  ARTICLE  9;

(iv)    his  attainment  of  age  59    pursuant  to  SUBSECTION  4.09(2);

(v) the termination of the Plan; provided, however, that a distribution is allowable under this provision only if neither the Employer nor another company in an Affiliated Group with the Employer maintains a successor plan (as defined in Treasury Regulations Section 1.401(k)-1(d)(3)) other than an employee stock ownership plan on the date of distribution;

(vi) the disposition, to a corporation that is not in an Affiliated Group with the Employer, of substantially all (at least eighty-five percent (85%)) of the assets (within the meaning of Code Section 409(d)(2)) used by the Employer in a trade or business of the Employer, but only if the Participant continues employment with the transferee corporation, the Employer continues to maintain the Plan, and the distribution is in connection with the disposition that causes the Participant's employment transfer; or

(vii) the disposition, to an entity or individual that is not in an Affiliated Group with the Employer, of the Employer's interest in a subsidiary (within the meaning of Code Section 409(d)(3)) in which the Participant is employed, but only if the Participant continues employment with the subsidiary, the Employer continues to maintain the Plan, and the distribution is in connection with the disposition that causes the Participant's employment transfer.

A distribution may be made under (v), (vi), or (vii) of SUBSECTION 4.09(1) only if it constitutes a total distribution of the sum of (i) the Participant's balances in all of his Accounts and (ii) his account balances under any other profit sharing plan of the Employer or of a company in an Affiliated Group with the Employer.

4.09(2) A Participant who has attained age 59-1/2 may withdraw all or any portion of the balance of his previously unwithdrawn Pre-Tax Contributions as of the Allocation Date coincident with or next following the date such request for withdrawal is received by the Plan Administrator. The actual payment of the amount to be so withdrawn shall occur as soon as administratively feasible on or after such date. Notwithstanding that the Participant has elected to receive an in-service withdrawal under this paragraph, the Participant shall continue to be eligible to participate in the Plan on the same basis as prior to the withdrawal.

If, at any time, a Participant withdraws less than the entire amount which is available for his withdrawal under this SUBSECTION 4.09(2) at such time from his Pre-Tax Contribution Account, then such Participant must withdraw a minimum amount equal to Five Hundred Dollars ($500.00).

4.10 Hardship Withdrawals from After-Tax Contribution Account and Pre-Tax Contribution Account.

4.10(1) Upon application by a Participant, the Plan Administrator may, in accordance with the provisions of this SECTION and SECTION 4.11 permit such Participant to withdraw a portion of the value of such Participant's After-Tax Contribution Account or Pre-Tax Contribution Account, pursuant to the following provision. Of the following provisions, all but SUBSECTIONS 4.10(2) AND 4.10(6) shall apply to withdrawals of After-Tax Contributions and all but SUBSECTION 4.10(7) shall apply to withdrawals of Pre-Tax Contributions. Notwithstanding the preceding, a Participant shall in any case be precluded from making a hardship withdrawal of any amount in his Pre-Tax Contribution Account attributable to Qualified Nonelective Contributions, Matching Contributions, or Discretionary Contributions.

4.10(2)    No  withdrawal  may  be  made  for any purpose other than a Permitted
Purpose,  as  defined  in  SUBSECTION  4.10(6).

4.10(3)    Application for withdrawal must be made in such form as prescribed by the Plan Administrator, and must set out in detail the circumstances establishing that the proposed withdrawal is for a Permitted Purpose.

4.10(4) Before the Plan Administrator will permit a Participant to make a hardship withdrawal pursuant to this SECTION, the Participant must submit representation that his financial need cannot be relieved: (i) through reimbursement or compensation by insurance or otherwise; (ii) by reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need; (iii) by cessation of Pre-Tax Contributions under the Plan; (iv) by other distributions or nontaxable (at the time of the loan) loans from plans maintained by the Employer or by any other employer; or (v) by borrowing from commercial sources on reasonable commercial terms.

4.10(5) The Plan Administrator's determination of whether the application meets the requirements of this SECTION shall be final and conclusive, and in making such determination, the Plan Administrator shall follow uniform and nondiscriminatory rules.

4.10(6) The expression "Permitted Purpose," as used in this SECTION, means a withdrawal which is necessary in light of immediate and heavy financial need of the Participant which is: (i) for payment of medical expenses described in Code
Section 213 of the Participant, the Participant's spouse, dependents (as defined in Code Section 152) or parents as necessary for such persons to obtain medical care described in Code Section 213; (ii) for purchase of a principal residence of the Participant; (iii) for payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant or such Participant's spouse, children or dependents; (iv) needed to prevent eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; (v) for payment of funeral expenses for the Participant's spouse, dependents or parents; or (vi) needed to prevent the enforcement of state or federal tax liens. Such withdrawal shall not be permitted unless the Plan Administrator determines the Participant has obtained all distributions (other than hardship distributions) and all nontaxable loans currently available under all plans maintained by any Affiliated Company, and in no event will such payment exceed the amount required to meet such financial need.

4.10(7) Hardship withdrawal payments under SUBSECTION 4.10(1) shall not exceed eighty percent (80%) of the balance in the Participant's After-Tax Contribution Account as of the most currently available Allocation Date and shall be paid as soon as practicable following receipt by the Plan Administrator of the application for withdrawal and shall be subtracted from the Participant's After-Tax Contribution Account as of the date on which the distribution occurs, prior to allocation of earnings, losses, appreciation and depreciation since the last Allocation Date.

4.10(8) Hardship withdrawal payments under SUBSECTION 4.10(1) shall not exceed the excess of: (i) the Participant's actual Pre-Tax Contributions; over (ii) his prior withdrawals under SUBSECTION 4.10(1) as of the most currently available Allocation Date and shall be paid as soon as practicable following receipt by the Plan Administrator of the application for withdrawal and shall be subtracted from the Participant's Pre-Tax Contributions as of the first day of the calendar quarter in which the distribution occurs, prior to allocation of earnings, losses, appreciation and depreciation since the last Allocation Date.

4.11    Procedure  for  Withdrawal.

4.11(1)    All  withdrawals  shall  be  subject  to  the  Plan  Administrator's determination that the requirements for withdrawal are satisfied after receipt of a request for withdrawal on such forms as the Plan Administrator shall prescribe. If the Plan Administrator is satisfied that the application meets the requirements of SECTIONS 4.08, 4.09 or 4.10, the application shall be granted.

4.11(2) When an application for withdrawal is granted under the provisions of this SECTION, the Plan Administrator shall give such directions to the Trustee as appropriate to effectuate the distribution in accordance with the terms hereof of the interest being withdrawn.

4.12 Discretionary Contributions. The Discretionary Contributions, if any, for each Plan Year shall be in such form (i.e. cash, or Company Stock) and such amount as the Board, in its sole discretion, may direct; provided however, that the Discretionary Contributions shall not be less than the amount equal to the product of: (a) the amount required to fully amortize any outstanding Exempt
Loan; minus (b) the amount already contributed by the Employer as Matching Contributions pursuant to SECTION 4.02. However, in no event will the total of Matching Contributions and Discretionary Contributions exceed the maximum amount deductible from the Employer's income for such taxable year under Sections 404(a)(3)(A) and 404(a)(9) of the Code, including any amounts carried over under
Section 404 of the Code. Discretionary Contributions shall: (i) if made in cash, be allocated to the Other Investments Accounts of Participants' Employer Contribution Account; and (ii) if made in Company Stock, be allocated to the Company Stock Accounts of Participants' Employer Contribution Accounts. Discretionary Contributions shall be allocated as of the last day of the Plan Year among all Participants who are employed by an Employer on the last day of such Plan Year.

If a Participant who is an Eligible Employee ceases to be an Eligible Employee or is transferred from an Employer to a non-adopting Affiliated Company, he shall not participate in the allocation of Discretionary Contributions for the Plan Year in which the cessation or transfer took place. If an Employee transfers to an adopting Employer, such Employee shall become an Eligible
Employee  and  eligible  to  receive an allocation pursuant to the terms of this
SECTION  4.12.

4.13 Securities Law Limitations on Contributions. The Plan Administrator may, in a nondiscriminatory manner determined in its sole discretion, reduce, suspend, or refund contributions, as necessary to ensure that the offer and sale of interests in the Plan and the offer and sale of Company Stock in connection with the Plan comply with all requirements under the Securities Act of 1933, as amended (the "Securities Act"), and any other applicable federal or state securities laws.


ARTICLLE  5  -  ALLOCATION  TO  PARTICIPANTS'  ACCOUNTS


5.01 Trust Accounts. The Plan Administrator shall create and maintain adequate records to reflect all transactions of the Trust and to disclose the interest in the Trust of each Participant, former Participant, Beneficiary, or Alternate Payee who has an undistributed interest in the Fund.

5.01(1) Individual Accounts. Where appropriate, the Plan Administrator shall establish and maintain for each Participant a Pre-Tax Contribution Stock Account, an Employer Contribution Account, an After-Tax Contribution Account and an Employer Divestiture Account which Accounts are collectively referred to herein as an Account.

(a)    Pre-Tax  Contribution  Account.   Each Participant's Pre-Tax Contribution
Account  shall  be  further  subdivided  into  the  following  two  Accounts:

(i) Company Stock Account. A Company Stock Account shall be established under each Participant's Pre-Tax Contribution Account and shall be credited with all Pre-Tax Contributions made by the Participant which are invested in Company Stock.

(ii) Other Investments Account. An Other Investments Account shall be established under each Participant's Pre-Tax Contribution Account and shall be credited with all Pre-Tax Contributions made by the Participant which are not invested in Company Stock and if applicable, Qualified Nonelective Contributions made on the Participant's behalf.

(b) Employer Contribution Accounts. Each Participant's Employer Contribution Account shall be further subdivided into the following two Accounts:

(i) Company Stock Account. A Company Stock Account shall be established under each Participant's Employer Contribution Account and shall be credited with all Matching Contributions and Discretionary Contributions made on behalf of a Participant which are invested in Company Stock.

(ii) Other Investments Account. An Other Investments Account shall be established under each Participant's Employer Contribution Account and shall be credited with all Matching Contributions and Discretionary Contributions made on behalf of a Participant which are not invested in Company Stock.

5.01(2) General Account. The Plan Administrator shall also establish and maintain for the Trust suspense accounts to be known as an Unallocated Company Stock Account and an Unallocated Other Investments Account, in the event Company Stock is acquired with the proceeds of an Exempt Loan.

5.01(3)    Rights  in Trust.  The maintenance of individual Accounts is only for accounting purposes, and a segregation of the assets of the Trust to each Account shall not be required.

5.02    Contribution  Allocations  to  Accounts.

5.02(1)    Pre-Tax  Contribution  Account.

(a) Company Stock Account. The Company Stock Account of the Pre-Tax Contribution Account of each Participant shall be increased (or decreased) by his: (1) Pre-Tax Contributions invested in Company Stock; and (2) stock (in kind) dividends on Company Stock held in the Company Stock Account of his Pre-Tax Contribution Account. Such increase shall be recorded in whole and fractional shares of Company Stock in order that such Account shall share in any appreciation in the market value of the shares of Company Stock in the Company Stock Account, or in any decreases in such market value.

(b) Other Investments Account. The Other Investments Account of the Pre-Tax Contribution Account of each Participant will be increased (or decreased) by the dollar value of his: (1) Pre-Tax Contributions not invested in Company Stock;
(2) Qualified Nonelective Contributions made on his behalf, if any; (3) his allocable share (determined under SUBSECTION 5.02(4) below) of the net income or loss attributable to this Account; (4) appreciation (or depreciation) in the fair market value of the assets of the Trust (other than Company Stock) attributable to this Account; and (5) cash dividends and other rights or warrants allocable to Company Stock held in the Company Stock Account of his Pre-Tax Contribution Account.

5.02(2)    Employer  Contribution  Account.

(a) Company Stock Account. The Company Stock Account of the Employer Contribution Account of each Participant shall be increased (or decreased) by his allocable share (determined under SUBSECTION 5.02(4) below) of: (1) Matching Contributions contributed in kind by the Employer or invested in Company Stock by the Trust; (2) Discretionary Contributions contributed in kind by the Employer or invested in Company Stock by the Trust; (3) stock (in kind) dividends on Company Stock held in the Company Stock Account of his Employer Contribution Account; and (4) Company Stock released from the Unallocated Company Stock Account. Such increase shall be recorded in whole and fractional shares of Company Stock in order that such Account shall share in any appreciation in the market value of the shares of Company Stock in the Company Stock Account, or in any decreases in such market value.

(b)    Other  Investments  Account.    The  Other  Investments  of  the Employer
Contribution Account of each Participant shall be increased (or decreased) by the dollar value of his: (1) Matching Contributions in other than Company Stock; (2) Discretionary Contributions in other than Company Stock; (3) his allocable share (determined under SUBSECTION 5.02(4) below) of the net income or loss attributable to this Account; (4) appreciation (or depreciation) in the fair market value of the assets of the Trust (other than Company Stock) attributable to this Account; (5) proceeds from the disposition of Company Stock previously held in the Company Stock Account of his Employer Contribution Account; and (6) his allocable share of cash and other rights or warrants with respect to fractional shares of Employer Contributions in Company Stock that cannot be allocated to the Company Stock Account of his Employer Contribution Account. It will be decreased for: (1) any payments on purchases of Company Stock or repayment of debt (including principal and interest) incurred for the purchase of Company Stock which are attributable to such Account; (2) any distributions or withdrawals; and (3) any expenses or Trustee's compensation paid or reimbursed out of the Trust pursuant to SECTION 13.15 hereof or pursuant to the Trust Agreement.

(c) Employer Contributions. Notwithstanding SUBSECTIONS 5.02(2)(A) and (B) above, if in any Plan Year the foregoing allocation would result in more than one-third (1/3) of total Employer Contributions for such Plan Year being allocated to the Prohibited Group, no Employer Contributions in excess of one-third (1/3) of total Employer Contributions shall be allocated to members of such group, but such excess shall be reallocated to all other eligible Participants according to the ratio that each such other eligible Participant's Compensation bears to the total Compensation of all such other eligible Participants. For purposes of this Subsection, the "Prohibited Group" means a group of Participants consisting of highly compensated employees, as described in section 414(q) of the Code.

5.02(3)    Unallocated  Company  Stock Account and Unallocated Other Investments
Account.

(a) Unallocated Company Stock Account. The Unallocated Company Stock Account shall be increased as of each Valuation Date with the number of shares of Company Stock purchased with the proceeds of an Exempt Loan. The Unallocated Company Stock Account shall also be increased as of each Valuation Date with the stock (in kind) dividends received with respect to Company Stock held in such Account. The Unallocated Company Stock Account shall be decreased by the number of shares of Company Stock that are to be released from such Account in accordance with the provisions of SUBSECTION 5.05(2) hereof.

(b) Unallocated Other Investments Account. The Unallocated Other Investments Account will be increased (or decreased) by: (1) the dollar value of such Account's allocable share of the net income (or loss) of the Trust attributable to such Account; (2) cash dividends and other rights or warrants received with respect to Company Stock in the Unallocated Company Stock Account; and (3)
amounts attributable to such Account that are used to pay an Exempt Loan in accordance with SUBSECTION 5.05(4) hereof.

5.02(4)    Earnings  Allocation  Procedures.    Subject  to  SECTION 5.06 below,
Accounts  shall  be  adjusted  in  accordance  with  the  following:

(a) Income and Appreciation in Value of Other Investments Accounts in the Trust. The income of the Other Investments Accounts, the Unallocated Other Investments Account, the Employer Divestiture Accounts and the After-Tax Contribution Accounts in the Trust (including the appreciation or depreciation in value of the assets in the Other Investments Accounts, the Employer Divestiture Accounts and the After-Tax Contribution Accounts in the Trust) shall be allocated to such Accounts in proportion to the balances in such Accounts as of the next preceding Valuation Date, but after first reducing each Account balance by any distributions or charges from such Account since the next preceding Valuation Date.

Any dividends allocated to the Unallocated Other Investments Account, to the extent not used to pay principal and interest on an Exempt Loan, shall: (i) first be allocated as a Matching Contribution pursuant to SECTION 5.05(3)(A); and (ii) to the extent such amounts exceed the Employer's Matching Contribution obligations for the Plan Year shall be allocated as a Discretionary Contribution pursuant to SECTION 5.05(3)(B).

(b) Income and Appreciation in Value of Company Stock Accounts in the Trust. The income (except stock (in kind) dividends with respect to Company Stock and except the unrealized appreciation or depreciation in value of the assets in the Company Stock Accounts in the Trust) of both the Company Stock Accounts and the Unallocated Company Stock Account of the Trust shall be allocated to the Other Investments Accounts and Unallocated Other Investments Account, as is appropriate, in proportion to the balances, as of the last Valuation Date, in the respective Company Stock Accounts or Unallocated Company Stock Account to which the income is attributable but after first reducing each such Account balance by any distributions or charges from such Accounts since the last Valuation Date. Cash or stock (in kind) dividends with respect to Company Stock shall be allocated to the Account which held the Company Stock that generated the cash or stock (in kind) dividend; provided, however, that cash or stock (in kind) dividends with respect to Company Stock then allocated to the Unallocated Company Stock Account or the Unallocated Other Investments Account may first be used to pay principal and interest on an Exempt Loan.

5.03    Time of Allocating Contributions. Subject to SECTIONS 4.07, 5.06 through
5.09 and SUBSECTION 19.03(2), Pre-Tax Contributions and Matching Contributions shall be allocated as of the Allocation Date among all Participants (the "Eligible Participants") who have made Pre-Tax Contributions, respectively, since the last Allocation Date. Each Participant's allocable share of Matching Contributions shall equal twenty percent (20%) of such Participant's Pre-Tax
Contributions since the last Allocation Date. Discretionary Contributions, if any, for each Plan Year shall be allocated as of the last day of the Plan Year. QNECs shall be allocated in accordance with SUBSECTION 4.05(3)(C).

5.04 Accounts of Participants Transferred to an Affiliated Company Which Has Not Adopted the Plan. If a Participant is transferred to an Affiliated Company which has not adopted the Plan, the amount in the Trust which is credited to his Accounts shall continue to share in the earnings, losses, appreciation, or depreciation of the Trust Fund, and such Participant's rights and obligations with respect to such Accounts shall be governed by the provisions of the Plan and Trust.

5.05    Treatment  of  Company  Stock  Purchased  under  an  Exempt  Loan.

5.05(1)    Debt  Purchase  of Company Stock.  Any Company Stock purchased by the
Trust under an Exempt Loan shall be allocated initially to the Unallocated Company Stock Account.

5.05(2) Release from Unallocated Company Stock Account. On the Allocation Date, there shall be released from the Unallocated Company Stock Account a portion of the Company Stock purchased under an Exempt Loan by the Trust equal to the number of shares determined by taking the shares so purchased which have not theretofore been released from the Unallocated Company Stock Account multiplied by the ratio of (1) the amount of principal and interest paid under the Exempt Loan subsequent to the last Allocation Date, to (2) the total of all principal and interest to be paid for the current and all future years. Notwithstanding the preceding, the number of shares released pursuant to this
SECTION 5.05(2) for any Plan Year shall equal the number of shares purchased under an Exempt Loan which have not theretofore been released from the Unallocated Company Stock Account and multiplied by the ratio of (1) the amount of principal and interest paid under the Exempt Loan for the Plan Year to (2) the total of all principal and interest to be paid for the current and future years.

5.05(3)   Allocation to Company Stock Accounts.  The number of shares of Company
Stock released pursuant to SUBSECTION 5.05(2) shall be allocated to the Company Stock Accounts of Participants pursuant to the following provisions.

(a) Matching Contributions. The total number of shares released and allocable as a Matching Contribution shall be determined by multiplying the total shares released by a fraction the numerator of which is the amount of the cash contribution needed to fund the Employer's Matching Contribution obligation for the Plan Year (after allocation of dividends pursuant to SUBSECTION 5.02(4)(B)), and the denominator of which is the total amount of cash contributed to the Plan as Matching Contributions for such Plan Year. Each Participant's allocable share of the Company Stock released which is attributable to the Matching Contribution shall be determined by multiplying the number of shares released pursuant to the Matching Contribution by a fraction the numerator of which is the Participant's Matching Contribution funds for the Plan Year used to repay principal and interest on an Exempt Loan and the denominator of which is the aggregate of all Matching Contribution funds for the Plan Year used to repay principal and interest on an Exempt Loan.

(b) Discretionary Contributions. The total number of shares released and allocable as a Discretionary Contribution shall equal all remaining shares released after application of SUBSECTION 5.05(3)(A). Each Participant's allocable share of the Company Stock released which is attributable to the Discretionary Contribution for the Plan Year shall be determined by multiplying the number of shares released pursuant to the Discretionary Contribution for the Plan Year by a fraction the numerator of which is the Participant's Compensation for the Plan Year and the denominator of which is the Compensation of all Participants.

5.04(4) Payments on an Exempt Loan. As of each Allocation Date, installment payments, including principal and interest, made by the Trust out of Matching
Contributions  or  Discretionary    Contributions  since  the  last  preceding
Allocation Date under an Exempt Loan, will decrease the Other Investments Accounts in the same proportion that Matching Contributions and Discretionary Contributions are allocated under the provisions of SUBSECTION 5.05(3) hereof. Dividends from the Unallocated Other Investments Account that are used to pay principal and interest of any installment payments shall also decrease the Unallocated Other Investments Account. For purposes of determining payments on an Exempt Loan, to the extent Matching Contributions are not sufficient to satisfy all amounts currently due, Discretionary Contributions shall be made in an amount sufficient to fully satisfy all amounts currently due. Each Exempt Loan shall provide for payment of principal and interest substantially in accordance with the following: all income ("specified income") allocable to the Unallocated Company Stock Account and Unallocated Other Investments Account that is attributable to collateral for the obligation shall be used, before any Matching Contributions or Discretionary Contributions are so used, to pay principal amounts due under such Exempt Loan; Matching Contributions and Discretionary Contributions shall be first applied to repay interest under an Exempt Loan with any excess used to fund current principal requirements not otherwise funded by the specified income; if the specified income of the Unallocated Company Stock Account and Unallocated Other Investments Account is not sufficient to pay principal due under an Exempt Loan, then Matching Contributions and Discretionary Contributions shall be used to fund the difference; if the specified income exceeds the amount necessary to pay principal due on Exempt Loans for the Plan Year, then such excess amount shall be first used to pay interest currently due, if any, with respect to the Exempt Loan and any remaining amount of income may, at the direction and in the discretion of the Plan Administrator, be used to prepay principal due on an Exempt Loan in succeeding Plan Years. Any remaining amount of income not so used shall be allocated to Participants' Accounts in accordance with SUBSECTIONS 5.02(4)(A) and 5.02(4)(B).

5.06 Limitation on Annual Additions Under Code Section 415. The provisions of Code Section 415 are incorporated by reference, to the extent not expressly stated below.

5.06(1) Notwithstanding any other provision of the Plan, the sum of the Annual Additions to a Participant's Account for any Limitation Year shall not exceed the lesser of: (i) Thirty Thousand Dollars ($30,000) or, if greater, one-fourth (1/4) of the defined benefit dollar limitation set forth in Code Section 415(b)(1)(A) as in effect for the Limitation Year; or (ii) twenty-five percent (25%) of such Participant's Limitation Year Compensation for the entire Limitation Year (even though such Participant may not have been a Participant for the entire Limitation Year). The term "Annual Additions" to a Participant's Account for any Limitation Year shall mean the sum of:

(a) such Participant's allocable share of the Matching Contributions and Discretionary Contributions credited to such Participant within such Limitation Year provided, however, that any such contributions applied to the payment of the interest portion of any Exempt Loan shall not be counted as an Annual Addition;

(b) the amount of such Participant's Pre-Tax Contributions under the Plan, put in if any, for such Limitation Year;

(c)  any amount allocated to an "individual medical account," as defined in Code
Section 415(l)(2), which is part of a pension or annuity plan maintained by an Employer; and

(d) any amounts derived from contributions paid or accrued after December 31, 1985, in the first taxable year for which a reserve is established pursuant to Code Section 419A and each subsequent year, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by an Employer.

Provided, however, that the twenty-five percent (25%) limitation set forth in this SUBSECTION 5.06(1)(II) shall not apply to amounts described in SUBSECTION 5.06(1)(II)(D).

Solely for purposes of this SECTION, the determination of a Participant's Pre-Tax Contributions for a Limitation Year shall exclude the items set forth in Treasury Regulations Sections 1.415-6(b)(3)(i)-(iv), and the determination of a Participant's allocable share of Matching Contributions for a Limitation Year shall exclude any Matching Contributions allocated to such Participant for any of the reasons set forth in Treasury Regulations Sections 1.415-6(b)(2)(ii)-(vi) (except as otherwise provided in such Sections).

5.06(2) In the event that as a result of: (i) a reasonable error in estimating a Participant's Limitation Year Compensation or (ii) other facts and circumstances which the Internal Revenue Service finds justify the availability of the provisions of this Subsection and Subsection 5.02(3), it is determined that the Annual Additions to a Participant's Account for any Limitation Year will exceed the limitations contained herein, such Annual Additions shall be reduced to the extent necessary to meet the limitations contained in Subsection 5.02(1) by first reducing, to the extent necessary, such Participant's After-Tax Contributions, then by reducing, to the extent necessary, such amounts allocated to the Participant's Pre-Tax Contribution Account, then by reducing to the extent necessary, his allocable share of Matching Contributions for the Plan Year ending within such Limitation Year. If such prospective reductions are not sufficient to cure the excess Annual Additions, the Participant's Pre-Tax Contributions and/or After-Tax Contributions shall be refunded as necessary to meet the limitations.

5.06(3)    If  the  amount  of  any  Participant's  allocable  share of Matching
Contributions is reduced in accordance with SUBSECTION 5.06(2), the amount of such reduction shall be maintained in a suspense account under the Trust to be used to reduce Matching Contributions for all Participants for the next Limitation Year (and succeeding Limitation Years, if applicable). Any suspense account established pursuant to this SUBSECTION shall not be adjusted to reflect net income, loss, appreciation or depreciation in the value of the Trust Fund as provided for a Participant's regular Accounts pursuant to ARTICLE 6.

5.06(4) If the amount of any Participant's Pre-Tax Contributions are refunded in accordance with SUBSECTION 5.06(2), the amount of such refund (adjusted for earnings, losses, appreciation, or depreciation) shall be disregarded for purposes of the $10,000 limitation set forth in SUBSECTION 4.04(1)(B) and
SECTION  4.06.

5.06(5) In the event of termination of the Plan, the suspense account described in SUBSECTION 5.06(3) shall revert to the Company to the extent it may not then be allocated to any Participant's Account.

5.07 Limitations on Annual Additions for Employers or Affiliated Companies Maintaining other Defined Contribution Plans. In the event that any Participant in this Plan is also a participant under any other Defined Contribution Plan maintained by an Affiliated Company, the total amount of Annual Additions to such Participant's accounts under all such Defined Contribution Plans shall not exceed the limitations set forth in SUBSECTION 5.06(1). If such total amount of Annual Additions to each Participant's Accounts under all such Defined Contribution Plans does exceed the limitations set forth in SUBSECTION 5.06(1), then the Annual Additions to a Participant's Account in the Plan shall be reduced after contributions to all other qualified plans of the Company are reduced.

5.08 Limitations on Annual Additions for Employers or Affiliated Companies Maintaining Defined Benefit Plans. In the event that any Participant under this Plan is a participant under one or more Defined Benefit Plans maintained by an Affiliated Company (whether or not terminated), then the sum of the Defined Benefit Plan Fraction for such Limitation Year and the Defined Contribution Plan Fraction for such Limitation Year shall not exceed one (1.0). If the sum of the Defined Benefit Plan Fraction for any Limitation Year and the Defined Contribution Plan Fraction for such Limitation Year does exceed one (1.0), then the Annual Additions to a Participant's Accounts in this Plan shall be reduced, and such reduction shall be accomplished in accordance with SECTION 5.06.

5.09 Definitions for Purposes of Determining the Annual Addition Limitations. For purposes of SECTIONS 5.06, 5.07, 5.08 and this SECTION 5.09, the following definitions shall apply:

"5.09(1) Retirement Plan" means: (a) any profit sharing, pension, or stock bonus plan described in Code Sections 401(a) and 501(a); (b) any annuity plan or annuity contract described in Code Section 403(a) or 403(b); and (c) any simplified employee pension plan described in Code Section 408(k).

5.09(2) "Defined Benefit Plan" means any Retirement Plan which is not a Defined Contribution Plan.

5.09(3)    "Defined  Benefit  Plan  Fraction"  means  a  fraction  calculated in accordance  with  Code  Section  415(e)(2).

5.09(4) "Defined Contribution Plan" means a Retirement Plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains, or losses, and any forfeitures of accounts of other participants which may be allocated to such participant's account.

5.09(5) "Defined Contribution Plan Fraction" means a fraction, the numerator of which is the sum of the Annual Additions to the participant's accounts under all the Defined Contribution Plans (whether or not terminated) maintained by any Affiliated Company for the current and all prior Limitation Years (including the Annual Additions attributable to the participant's nondeductible employee contributions to this and all other Defined Contribution Plans, whether or not terminated, maintained by any Affiliated Company), and the denominator of which is the sum of the Maximum Aggregate Amounts for the current and all prior Limitation Years of employment with any Affiliated Company (regardless of whether a Defined Contribution Plan was maintained by any Affiliated Company). The "Maximum Aggregate Amount" in any Limitation Year is the lesser of one hundred twenty-five percent (125%) of the dollar limitation in effect under Code
Section 415(c)(1)(A) or one hundred forty percent (140%) of the amount which may be taken into account under Code Section 415(c)(1)(B).

5.05(6)    "Limitation  Year"  means  the  Plan  Year.

5.09(7) "Limitation Year Compensation" means a Participant's total compensation for services rendered to an Employer during a Plan Year, as reported on Form W-2 or other federal wage statement as taxable for federal income tax purposes, except that for only those Employees of ClubCorp International Resource Company who are nonresident aliens who receive no earned income (within the meaning of Code Section 911(d)(2)) which is U.S. source income (within the meaning of Code
Section  861(a)(3),  Limitation  Year  Compensation  shall  mean:    (i)  such
Participant's wages, salaries, earned income (only if an employee within the meaning of Code Section 401(c)(1)) which includes foreign earned income (as defined in Code Section 911(b)) whether or not excludable from gross income under Code Section 911, foreign earned income (as defined in Code Section 911(b)) whether or not excludable from gross income under Code Section 911, fees for professional services, and other amounts received from an Employer for personal services actually rendered in the course of employment with an Employer as an Employee to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, overtime pay, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan, as described in Treasury Regulations Section 1.62-2(c)), but determined without regard to the exclusions found in Code Sections 931 and 933; (ii) amounts received by such Participant described in Code Sections 104(a)(3), 105(a) and 105(h), but only to the extent that these amounts are includable in the gross income of the Employee; (iii) amounts paid or reimbursed by the Employer to such Participant for moving expenses incurred by such Participant, but only to the extent that at the time of payment it is reasonable to believe that these amounts are not deductible by such Participant under Code Section 217; (iv) the value of nonqualified stock options granted to such Participant, but only to the extent that the value of the option is includable in the gross income of such Participant for the taxable year in which granted; and (v) the amount includable in the gross income of such Participant upon making the election described in Code Section 83(b), but excluding the following:

(a) Employer contributions to a plan of deferred compensation to the extent contributions are not included in gross income of the Participant for the taxable year in which contributed, and any distributions from a plan of deferred compensation whether or not includable in the gross income of the Participant when distributed;

(b) Employer contributions made on behalf of the Participant to a simplified employee pension described in Code Section 408(k);

(c) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Participant becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

(d) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

amounts that receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are excludable from the gross income of the Participant).

5.10 Cessation of Eligible Employee Status. If any Participant does not incur a Termination of Employment but ceases to be an Eligible Employee as defined in
SECTION 2.20, then, during the period that such Participant is not an Eligible Employee as defined in such SECTION 2.20: (i) such Participant's Accounts shall continue to share in the earnings, losses, appreciation, or depreciation of the Trust Fund; and (ii) such Participant shall receive credit for vesting purposes pursuant to SECTION 10.01 for any Vesting Years of Service completed during such period.

5.11 Inclusion of Ineligible Employee and Erroneous Allocations. If in any Plan Year any person who should not have been included as a Participant in the Plan is erroneously included and Pre-Tax Contributions, Matching Contributions or Discretionary Contributions are mistakenly made on such Participant's behalf, the Plan records shall be corrected and such Pre-Tax, Matching and Discretionary Contributions shall be treated as Forfeitures for the Plan Year in which the discovery is made.


ARTICLE  6  -  VALUATION  OF  TRUST  FUND


6.01    Valuation  of  the  Trust  Fund  and  Account  Statements.

6.01(1) Within a reasonable time after the Allocation Date, the Plan Administrator shall have the Trustee prepare a statement of the condition of the Trust Fund as of the close of business on such Allocation Date setting forth:
(i) the assets of the Trust Fund as of such Allocation Date, and the cost and current value thereof as defined in ERISA Section 3(26) (the "Current Value") and (ii) all investments, receipts, disbursements and other transactions effected by it. This statement shall be delivered to the Plan Administrator. As soon as practicable following each June 30 and December 31 Allocation Date, the Plan Administrator shall cause to be prepared, and shall cause to be delivered to each Participant, Beneficiary, or Alternate Payee, a report disclosing the status of each such individual's Accounts in the Trust Fund.

6.01(2) Notwithstanding anything to the contrary contained herein, Company Stock shall be valued by the Company in its discretion and confirmed by an independent appraiser selected and retained by the Trustee; provided, however, that in the event Company Stock becomes publicly traded, the foregoing sentence shall not apply.

6.01(3) The Trustee's (or, in the case of Company Stock, the Company's) determination of the Current Value of the assets in the Trust Fund and the Plan Administrator's charges or credits to the individual Accounts with respect to Participants, Beneficiaries, or Alternate Payees, as provided in SECTION 6.02, shall be final and conclusive on all persons ever interested hereunder.

6.02    Forfeitures.

6.02(1)    Application  of  Forfeitures.    Forfeitures under this Plan shall be
applied  pursuant  to  SECTION  10.04(6).

6.02(2) Computations. All of the computations required to be made under the provisions of this ARTICLE 6, when made, shall be conclusive with respect thereto and shall be binding upon all the Participants, Beneficiaries, Alternate Payees, and all other persons ever having an interest in the Trust Fund.

6.03 Trust Fund. The Trust shall be invested in Company Stock (which is a qualifying employer security within the meaning of ERISA), provided that to the extent the Trustee determines it is required under ERISA to do so, or cash is needed for administrative expenses or distributions, assets of the Trust Fund shall be invested in short-term investments in the Trustee's discretion. All purchases of qualifying employer securities, including Company Stock, shall be for no more than the fair market value as determined in good faith by the Company and confirmed by an appraisal submitted by an independent appraiser selected and retained by the Trustee and no commission shall be charged with respect to any purchase from a party in interest.

6.04 Voting of Shares; Exercise of Other Rights. Shares of Company Stock in the Trust shall be voted by the Trustee as shall be directed by the Plan Administrator. With respect to any corporate matter which involves the voting of such shares at a shareholder meeting and which constitutes a merger, consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business or a similar transaction specified in regulations under Section 409(e)(3) of the Code, however, each Participant (or Beneficiary) will be entitled to give confidential instructions to the Trustee as to the voting of shares of Company Stock then allocated to his Company Stock Account. In that event, any allocated Company Stock with respect to which voting directions are not given shall be voted, and shares of Company Stock held by the Trust which are not then allocated to Participants' Company
Stock Accounts shall be voted in the manner determined by the Plan Administrator. In the event the Company becomes publicly traded, i.e. the Company Stock is required to be registered under Section 12 of the Securities Exchange Act of 1934, each Participant will be entitled to give confidential instructions to the Trustee as to the voting of all shares of Company Stock then allocated to his Company Stock Account (as outlined above) as to all corporate matters requiring a shareholder vote.

6.05 Put Option with Respect to Company Stock. Any Company Stock, if it is not publicly traded, when distributed or is subject to a trading limitation when distributed, must be subject to a put option. The put option is to be exercisable only by the Participant, the Participant's donees, an Alternate Payee, or by a person (including an estate or its distribute) to whom the Company Stock passes by reason of a Participant's death. The put option must permit the Participant to put the Company Stock to the Employer. The put option must be exercisable during the sixty (60) consecutive days beginning on the date that the Company Stock subject to the put option is distributed by the Plan, and for another sixty (60) consecutive days during the Plan Year next following the Plan Year in which the shares were distributed. The put option may be exercised by the holder by notifying the Employer in writing that the put option is being exercised. The period during which a put option is exercisable does not include any period when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable federal or state law. The price at which the put option is exercisable is the fair market value of the Company Stock on the date of the transaction determined in good faith based on all relevant factors.

Payment pursuant to the put option shall be made: (1) in the case of distribution of the Participant's entire Account within one taxable year of the recipient, no less rapidly than in substantially equal installments at least annually over a period beginning no later than thirty (30) days after the exercise of the put option and not exceeding five (5) years in all; adequate security shall be provided and reasonable interest shall be paid on any installments outstanding after thirty (30) days after exercise of the put option; and (2) in the case of any other form of distribution not described in the directly preceding clause (1) of this paragraph in this SECTION 6.05, within thirty (30) days of the exercise of the put option. Notwithstanding the preceding, payment pursuant to the put option may be extended to a date no later than ten (10) years after the earlier of the date the put option is exercised or the date of final repayment of any debt incurred in connection with the acquisition of the Company Stock. The provisions described in this SECTION 6.05 are nonterminable even if the Exempt Loan is repaid or the Plan ceases to be an employee stock ownership plan, or the custodian or trustee of an individual retirement account described in Code Section 408(a) established by the Participant or his surviving spouse.

6.06 Exempt Loan to Purchase Company Stock; Certain Conditions Applicable to Such Company Stock. It is the express purpose of this Plan and its related Trust Agreement to invest substantial sums in Company Stock for the benefit of Participants in the Plan. Pursuant to this purpose, it is contemplated that the Trustee will from time to time, upon the direction of the Plan Administrator, borrow funds either through installment purchase contract, loan agreement or other instrument of indebtedness (Exempt Loan) in order to purchase Company
Stock with such indebtedness either guaranteed by the Employer or one or more Affiliated Companies or made directly from the Employer or one or more
Affiliated  Companies  to  the  Trust.

6.06(1) Use of Proceeds. All proceeds of such an Exempt Loan shall be used within a reasonable time after receipt by the Trustee only for any or all of the following purposes: to purchase Company Stock, to repay obligations incurred under the Exempt Loan or to repay a prior Exempt Loan.

6.06(2)    Non-Recourse Loans Only.  Any Exempt Loan must be without recourse as against  the  Plan  and  the  Trust.

6.06(3) Collateral. The only assets of the Plan and Trust which may be given as collateral for an Exempt Loan are shares of Company Stock acquired with the proceeds of the Exempt Loan and those shares of Company Stock that were used as collateral on a prior Exempt Loan repaid with the proceeds of the current Exempt Loan.

6.06(4) Creditor's Rights to Assets. No person entitled to payment under the Exempt Loan shall have any right to assets of the Plan or Trust other than collateral given for the Exempt Loan, contributions (other than contributions of Company Stock) that are made under the Plan to meet the Plan's obligations under the Exempt Loan, and earnings attributable to such collateral and the investment of such contributions.

6.06(5) Transfers Upon Default. In the event of default upon an Exempt Loan, the value of Plan assets transferred in satisfaction of the Exempt Loan must not exceed the amount of default. If the lender is a "disqualified person," the Exempt Loan must provide for a transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the repayment schedule of the Exempt Loan.

6.06(6) Interest. The interest rate of any Exempt Loan described herein must not be in excess of a reasonable rate of interest. In determining what is a reasonable rate of interest, all relevant factors will be considered, including the amount and duration of the loan, the security and guarantee (if any) involved, the credit standing of the Plan and Trust and the guarantor (if any), and the interest rate prevailing for comparable loans. A variable interest rate is permissible if determined to be reasonable.

6.06(7)    Release  from  Collateral or Suspense.  The instrument evidencing the indebtedness shall provide for release from collateral or suspense in accordance with the provisions of SUBSECTION 5.05(2) of the Plan.

6.06(8) Limitation or Restrictions on Company Stock; Right of First Refusal. Except as provided herein or in SECTION 6.05, no Company Stock acquired with the proceeds of an Exempt Loan may be subject to a put, call, or other option, or buy-sell or similar arrangement while held by and when distributed from the Plan or its related Trust, whether or not the Plan is then an "Plan" within the ambit of Section 54.4975-7(b)(1)(i) of the Treasury Regulations, unless
specifically  required  or  permitted  by  such  regulations.    A  holder
("Shareholder") of shares of Company Stock which have been distributed by the Trustee, may not, for valuable consideration, sell, assign, pledge, convey in trust, or otherwise transfer or encumber in any manner or by any means whatever ("Transfer") any interest in all or any part of Company Stock held by him except in accordance with the terms and conditions of this SUBSECTION 6.06(8), if at the time of such Transfer the Company Stock is not publicly traded. Provided, however, "Transfer" shall not include any transfer of such shares by reason of a Participant's death, any transfer to an Alternate Payee, or the transfer by a Participant or his surviving spouse of the shares to an individual retirement account, described in Code Section 408(a), in a transaction described in Code
Section 402(c). Upon the receipt of the Notice described below, the Company shall have the first option to purchase the shares to be Transferred by the Shareholder, and, if that option is not exercised in full by the Company, then Trustee shall have the option to purchase shares not purchased by the Company. Prior to any proposed Transfer, the Shareholder must first give written notice ("Notice") to the Plan Administrator that he intends to Transfer his shares of Company Stock or any interest therein, which Notice shall state the number of shares to be transferred, the name of the proposed transferee, the consideration for the proposed Transfer, and the terms and conditions of the Transfer. The Shareholder shall also submit with the Notice copies of all papers and other documents to be used in connection with the proposed Transfer. Any deviation in the terms of such Transfer, however slight, shall require a new Notice thereby effecting a new option under this SUBSECTION 6.06(8).

The Company must exercise its option to purchase, as to all or a portion of the shares offered, within fourteen (14) days of receipt of the Notice. If the Company fails to exercise its option as to any or all of the shares, then the Trustee (as directed by the Plan Administrator) shall be entitled to act upon its option to purchase within that same fourteen (14) day period. Options shall be exercised in the form of written notice of exercise to the Shareholder or his legal representative within the designated period.

If the option is not exercised in full by the Company, the Trustee, or both, within fourteen (14) days after Notice, the unexercised part of the option shall lapse, and then the proposed Transfer (if to a transferee other than the Company or Trustee) must be completed within ninety (90) days following the end of the period for exercise, but only upon the same terms and at a price which is no less than that set forth in the Notice. Any such permitted Transfer, however, shall be conditioned upon the proposed transferee executing such documents as counsel for the Company may reasonably request which evidences the transferee's agreement to abide by the terms and provisions of this SUBSECTION 6.06(8) concerning the shares, or any interest therein proposed to be acquired, and to agree to any legending of certificates and to any restrictions on transferability as the Company may reasonably require to ensure compliance with federal or state securities laws.

In exercising an option to purchase, the Company, Trustee, or both, as the case may be, must purchase pursuant to the terms of the Notice and at the greater of the fair market value such shares of Company Stock or the price specified in the Notice. The terms of the payment of the purchase price shall in no event be less favorable than the terms of an independent third-party offer.

6.06(9) Limitations on Payments. The payments made during any Plan Year with respect to an Exempt Loan described herein may not exceed an amount equal to the sum of (1) the Matching Contributions, plus (2) the Discretionary Contributions, plus (3) earnings received during or previous to the current Plan Year less payments previously made with respect to such loan, plus (4) any dividends received by the Trust on Company Stock purchased with the proceeds of an Exempt Loan. The Employer Contributions and earnings described herein must be accounted for separately on the books of account of the Plan and Trust until any Exempt Loan is repaid, as is provided in the other provisions of ARTICLE 5 of this Plan.

6.06(10) Term of Exempt Loans. Any Exempt Loan made by the Plan or Trust for the purpose of purchasing Company Stock must be for a specific term and may not be payable on the demand of any person, except in the case of default.

6.07 Diversification of Participant's Account. This SECTION 6.07 shall apply to the extent a Participant's Account is credited with Company Stock ("Eligible Assets"). A Participant who has attained age fifty-five (55) and who has completed ten (10) or more years of participation in the Plan ("Eligible Age 55 Participant") may elect to have twenty-five percent (25%) of the Eligible Assets then in his Account, after taking into account all assets as to which a prior election is made at the fair market value of such assets at the time a prior election is made, (and if in Company Stock, after converting such Company Stock into cash at the Company Stock's current fair market value) transferred to the ClubCorp Individual Investment Plan ("IIP"). Such an election shall be permitted each year during the period of ninety (90) days after the close of each Plan Year in a period of six (6) consecutive Plan Years beginning with the Plan Year during which the Participant first becomes an Eligible Age 55 Participant. Participation for this purpose does not include any Years of Service prior to establishment of the Plan or participation in any other plan.

During the last such election period, an Eligible Age 55 Participant may elect to convert and transfer fifty percent (50%) of the Eligible Assets in his Account, taking into account all assets as to which he has previously made an election at the fair market value of such assets at the time a prior election is made. To the extent a Participant makes an election under this SECTION 6.07, the portion of the Eligible Assets in the Participant's Account that is subject to the election shall, subject to SECTION 6.06 hereof, be converted and transferred to the IIP no later than ninety (90) days after the end of the election period.

6.08 Emergency Valuation. It is contemplated that the Trust will be valued by the Trustee as of the Valuation Date and allocations made as of each Allocation Date. However, should the Plan Administrator in good faith determine that, because of an extraordinary change in general economic conditions or the occurrence of an event radically affecting the value of all or a substantial part of the Trust, an abnormal fluctuation in the value of the Trust has occurred since the end of the preceding Plan Year, and that it has become necessary to make a distribution to one (1) or more Participants, Beneficiaries, or Alternate Payees under the provisions hereof, the Plan Administrator may, in its sole discretion, to prevent any such person from receiving a substantially greater or lesser amount than what he would be entitled to, based on the current value of the Trust (as defined in ERISA Section 3(26)), cause a revaluation of the Trust to be made and a reallocation of the interests therein as of the date such person's right of distribution becomes fixed. The Plan Administrator's determination to make such emergency valuation and the valuation of the Trust as determined by the Trustee shall be conclusive and binding on all persons ever interested hereunder.


ARTICL  7  -  RETIREMENT  BENEFITS


A Participant's Employer Contribution Account shall fully vest on his Normal Retirement Date, provided such Participant is employed by an Affiliated Company on such date. A Participant who continues in the Employer's employment after his Normal Retirement Date shall continue to be a Participant in the Plan until his actual retirement. Upon actual retirement on or after his Normal Retirement Date, a Participant shall be entitled to receive distribution of the balance of his entire Account as of the Allocation Date coinciding with or immediately following the date on which such Participant retires. Payment upon retirement shall be made by the Trustee at the direction of the Plan Administrator at the time and manner provided in ARTICLE 11.
ARTICLE  8  -  DISABILITY  BENEFITS

8.01 Disability Retirement. If a Participant retires by reason of Disability while in the employ of an Affiliated Company or on Leave of Absence, his
Employer Contribution Account shall fully vest and he shall be entitled to receive distribution of the balance of his entire Account as of the Allocation Date coinciding with or immediately following the date on which such Participant retires. Payments resulting from a Participant's retirement on account of
Disability shall be made by the Trustee at the direction of the Plan Administrator at the time and in the manner provided in ARTICLE 11.

8.02 Determination of Disability. The Plan Administrator shall determine whether a Participant has suffered a Disability, and its determination in that respect is binding upon the Participant, provided that the Plan Administrator may rely upon professional medical advice in making such determination. In making its determination, the Plan Administrator may require the Participant to submit to medical examinations by doctors selected by the Plan Administrator. The provisions of this ARTICLE 8 shall be uniformly and consistently applied to all Participants.


ARTICLE  9  -  DEATH  BENEFITS


9.01 Death Benefits. Upon the death of a Participant while in the employ of an Affiliated Company or on Leave of Absence, his Employer Contribution Account shall fully vest and his Beneficiary, determined in accordance with SECTION
9.02, shall be entitled to receive distribution of the balance of his entire Account as of the Allocation Date coinciding with or immediately following such Participant's date of death, provided proper proof of death is filed with the Plan Administrator.

Upon the death of a Participant who is no longer employed by an Affiliated Company prior to receipt by such Participant of all amounts to which such Participant is entitled under the provisions of the Plan, his Beneficiary, determined in accordance with SECTION 9.02, shall be entitled to receive distribution of the undistributed balance of such Participant's Account, to the extent otherwise vested, as of the Allocation Date coinciding with or immediately following such Participant's date of death, provided proper proof of death is filed with the Plan Administrator.

Payments resulting from the death of a Participant shall be made by the Trustee at the direction of the Plan Administrator at the time and in the manner provided in ARTICLE 11.

9.02    Designation  of  Beneficiaries

9.02(1) Subject to the provisions of SUBSECTIONS 9.02(2) and 12.03(2), each Participant may designate a Beneficiary or Beneficiaries, and contingent Beneficiary or Beneficiaries, if desired, including the executor or administrator of his estate, to receive his interest in the Trust Fund in the event of his death, but the designation of a Beneficiary shall not be effective for any purpose unless and until it has been filed with the Plan Administrator on the form provided therefor. If the Participant has a surviving spouse, the amount, if any, which is payable hereunder in respect of such deceased
Participant shall be paid to the surviving spouse unless the Participant is survived by a Beneficiary designated in accordance with SUBSECTION 9.02(2). If the Participant does not have a surviving spouse and the deceased Participant failed to name a Beneficiary in the manner herein prescribed, or the Beneficiary or all Beneficiaries so named predecease the Participant, the amount, if any, which is payable hereunder in respect of such deceased Participant shall be paid to the estate of such deceased Participant, in the form of a lump sum payment as soon as practicable following the Participant's death. Any payment made to any person pursuant to the power and discretion conferred upon the Plan Administrator by the preceding sentence shall operate as a complete discharge of all obligations under the Plan in respect of such deceased Participant and shall not be subject to review by anyone, but shall be final, binding, and conclusive on all persons ever interested hereunder.

Subject to the provisions of SUBSECTION 9.02(2), a Participant may from time to time change any Beneficiary designated by him without notice to such Beneficiary, under such rules and regulations as the Plan Administrator may from time to time promulgate, but the last Beneficiary designation filed with the Plan Administrator shall control.

9.02(2) With respect to a Participant who has been credited with an Hour of Service on or after August 23, 1984, notwithstanding any other provision herein to the contrary, but subject to the provisions of SUBSECTION 12.03(2), if, as of such Participant's death, such Participant is married, the vested portion of such Participant's Accounts shall, on his death, be paid to the surviving spouse to whom he was married at the date of his death unless the surviving spouse has made a Qualified Consent to the payment of any or all of said Accounts to a designated Beneficiary other than the surviving spouse. "Qualified Consent" means an irrevocable written consent executed by the Participant's spouse which acknowledges the effect of the consent and is witnessed by a Plan representative or a notary public. A Participant may, after obtaining a Qualified Consent, change his Beneficiary designation as permitted by SUBSECTION 9.02(1), but any such change is subject to the requirements of this SUBSECTION 9.02(2) and will require another Qualified Consent should the spouse, if surviving, not be the sole Beneficiary of all amounts in the Account, unless a Qualified Consent previously executed by such spouse expressly authorizes changes in the Beneficiary without further consent of the spouse. A Qualified Consent is effective only with respect to the spouse who executes it. If the Plan Administrator is satisfied that there is no spouse, or that the spouse cannot reasonably be located, or in such other circumstances as permitted by Treasury Regulations, no Qualified Consent shall be required as a condition to payment, under SECTION 9.01, to a Beneficiary who is not the surviving spouse.


ARTICLE  10  -  EMPLOYMENT  TERMINATION  BENEFITS

10.01 Vesting upon Termination of Employment. Subject to the provisions of SECTIONS 4.08 and 10.04 and SUBSECTION 12.03(2), in the event of the Termination of Employment of a Participant, such Participant shall be entitled to receive distribution of the following percentage of his Employer Contribution Account, as of the Allocation Date coinciding with or immediately following the date on which such Participant terminates employment:



   Vesting Years of Service .  Nonforfeitable Percentage of Account

Less than 3 years . . . . . .                                     0%

3 years but less than 4 years                                    30%

4 years but less than 5 years                                    40%

5 years but less than 6 years                                    60%

6 years but less than 7 years                                    80%

7 years or more . . . . . . .                                   100%

Notwithstanding the foregoing, for Participants hired before January 1, 1989, their vested percentage shall be one percent (1%) rather than zero percent (0%) prior to being credited with three (3) Vesting Years of Service.

The Participant shall also be entitled to receive distribution of his entire After-Tax Contribution Account, Pre-Tax Contribution Account, and Employer Divestiture Account, if any, as of the Allocation Date coinciding with or immediately following the date on which such Participant terminates employment.

Payment pursuant to this ARTICLE 10 shall be made by the Trustee, at the direction of the Plan Administrator, at the time and manner provided in ARTICLE 11.

10.02 Determination of Vesting Years of Service. All Vesting Years of Service (whether or not continuous) shall be taken into account.

10.03 Vesting on Divestiture of an Employer. If an Employer ceases to be an Affiliated Company as a result of a divestiture by the Company, the Accounts of Participants who are Employees of the divested Employer as of the date of the divestiture shall become one hundred percent (100%) vested as of that date. If a Participant who is an Employee of a divested Employer transfers to employment with another Employer, an Employer Divestiture Account shall be established for the Participant and the fully vested balance in the Participant's Account shall be transferred to the Employer Divestiture Account. Full vesting pursuant to this SECTION shall not affect the vesting of any Matching Contributions made for such Participant subsequent to the divestiture. Following such Participant's transfer, all subsequent Matching Contributions allocated to the Participant shall be allocated to the Participant's Company Stock Account and shall be subject to the provisions of this Plan otherwise applicable to the Participant.

Any adjustments provided for in ARTICLE 6 shall be made separately with respect to such Participant's Employer Divestiture Account and his Employer Contribution Account, and distribution of a Participant's Employer Divestiture Account shall be made at the same time and in the same manner as provided in the Plan for the distribution of a Participant's other Accounts in the Plan.

10.04    Forfeiture  of  Employer  Contribution  Account.

10.04(1) If a Participant has a Termination of Employment at a time when he has no vested interest in his Employer Contribution Account, the non-vested amount in his Employer Contribution Account shall be forfeited as of the date on which such Participant incurs such Termination of Employment.

10.04(2) If a partially vested Participant has a Termination of Employment and has received a distribution of the vested portion of his Employer Contribution Account and his entire After-Tax Contribution Account, Pre-Tax Contribution Account and Employer Divestiture Account, if any, the non-vested amounts in his Employer Contribution Account shall be forfeited as of the date on which such Participant receives such cash-out distribution.

10.04(3) If a partially vested Participant has a Termination of Employment and has not received a distribution of the vested portion of his Employer
Contribution Account and his entire After-Tax Contribution Account, Pre-Tax Contribution Account and Employer Divestiture Account, if any, the non-vested amounts in his Employer Contribution Account shall be forfeited as of the last day of the Plan Year in which such Participant has incurred five (5) consecutive One-Year Breaks in Service.

10.04(4) If a partially vested Participant who has a Termination of Employment and has not received a distribution of the vested portion of his Employer Contribution Account, and his entire After-Tax Contribution Account and Pre-Tax Contribution, is reemployed prior to incurring five (5) consecutive One-Year Breaks in Service, such Participant shall not forfeit the non-vested amounts in his Employer Contribution Account, and the vested amount in his Employer Contribution Account shall be determined in accordance with the provisions of this ARTICLE 10 without regard to such Participant's Termination of Employment.

10.04(5) In the case of any Participant who receives a refund of Excess Contributions pursuant to SUBSECTION 4.05(3)(B) for the Plan Year, such Participant shall forfeit for such Plan Year all Matching Contributions (whether or not vested pursuant to SECTION 10.01) which relate to and were made on account of amounts refunded under SUBSECTION 4.05(3)(B).

10.04(6)    All amounts forfeited as provided in this SECTION 10.04 and SECTIONS
4.05 and 4.07 are herein referred to as "Forfeitures." Forfeitures shall first be applied to fund any restorations of Forfeitures pursuant to SECTION 10.05 or 12.06, then shall be applied to pay administrative expenses, and then shall be applied to reduce each Employer's Contributions in the proportion that each such Employer's Contribution for such Plan Year bears to the total of all Employers' Contributions for such Plan Year.

10.05    Restoration  of  Forfeited  Accounts.

10.05(1) In the event a Participant who has forfeited all or part of his Employer Contribution Account as described in SECTION 10.04, is reemployed by an Employer prior to the date on which such Participant has incurred five (5) consecutive One-Year Breaks in Service, an amount equal to the value of the forfeited portion of his Employer Contribution Account without adjustment for any gains or losses in the Trust Fund subsequent to the date of such Forfeiture) plus any amount repaid by the Participant (as hereinafter provided) shall be restored to such Participant's Employer Contribution Account, as appropriate; provided, however, that if such Participant received a distribution, such restoration shall not occur unless and until: (i) such Participant repays to the Plan the full amount of his distribution and (ii) such Participant's repayment is made before the end of the five (5) year period beginning with the
Participant's  Reemployment  Date.    Upon  the  restoration  of  an  Employer
Contribution Account as provided for hereinabove, the vested amount in such Employer Contribution Account (whether attributable to amounts restored or additional amounts added to such accounts after such reemployment) shall thereafter be determined in accordance with the provisions of this ARTICLE 10 without regard to such Participant's original Termination of Employment.

10.05(2) The restoration of a Participant's Employer Contribution Account as provided for in SUBSECTION 10.05(1), shall be made from the Forfeitures which occurred during the Plan Year of such restoration before any use of such
Forfeitures  as  otherwise  provided  in  SUBSECTION  10.04(5).    Should  such
Forfeitures be insufficient to restore the aggregate non-vested amounts owing to any Participant under SUBSECTION 10.05(1), the additional amount necessary for restoration shall be contributed by the Employer employing such Participant as a special contribution to be specially allocated to the Participant's Employer Contribution Account, as appropriate.


ARTICLE  11  -  PAYMENT  OF  BENEFITS


11.01    Method  of  Payment

11.01(1) Upon a Participant's: (i) retirement on or after his Normal Retirement Date; (ii) retirement due to Disability; (iii) death; or (iv) Termination of Employment (subject to SECTION 4.09), he or his Beneficiary shall be entitled to payment in an amount determined in accordance with the provisions of ARTICLE 7, 8, 9 or 10. All distributions shall be in either cash or in whole shares of Company Stock to the extent such Participant's Account is invested in Company Stock, as elected by the Participant or his Beneficiary. The amount to which a Participant is entitled shall be paid to him or his Beneficiary or to an Alternate Payee in: (i) a single lump sum distribution; or (ii) installments subject to the limitations set forth in SUBSECTION 11.01(2).

11.01(2)    Restrictions  on  Installment  Payments.

(a) Permissible Periods. If a Participant's interest is to be distributed in installments, it shall be paid in substantially equal monthly, quarterly, or annual payments over one of the following periods. Notwithstanding any provision in this Plan to the contrary, if an installment option is elected, the Participant shall not be allowed to elect receipt of any of his Accounts in Company Stock.

(i) Over a fixed, reasonable period of time, not exceeding the life expectancy of the Participant, or the joint life expectancy of the Participant and his designated Beneficiary.

(ii) Over a reasonable period of time, not exceeding fifteen (15) years; provided, however, such period shall not exceed the life expectancy of the Participant or the joint life expectancy of the Participant and his designated Beneficiary. In the event a Participant elects a period of time of five (5) years or less and the distribution exceeds five hundred thousand dollars ($500,000), as indexed under Code Section 415, the term of the distribution shall be five (5) years, plus one (1) year (but not more than five (5) additional years) for each one hundred thousand dollars ($100,000), as indexed under Code Section 415, (or fraction thereof) by which the distribution exceeds five hundred thousand dollars ($500,000), as indexed under Code Section 415.

The amount to be distributed each year must be at least equal to the quotient obtained by dividing the Participant's entire interest by the life expectancy of the Participant or the joint life expectancy of the Participant and his designated Beneficiary, as the case may be.

(b) Computation of Life Expectancy. The minimum distribution shall be computed by reference to the life expectancy multiples under Treasury Regulations Section 1.72-9. For purposes of this computation, the life expectancy of a Participant and his spouse may be redetermined annually, but the life expectancy of a non-spouse Beneficiary may not be recalculated. Such recalculation shall be determined in accordance with Code Section 401(a)(9) and the regulations thereunder.

(c) Incidental Benefit Restriction. If the Participant's spouse is not the designated Beneficiary, the method of distributions selected must assure that the incidental benefit restrictions of the regulations under Code Section 401(a)(9) are met.

(d) Prohibition Against Life Annuity. Nothing contained herein shall be construed to allow a Participant to have his interest paid in the form of a life annuity or to receive the distribution of an insurance contract providing for an annuity.

11.02    Time  for  Distribution  of  Benefits.    Distribution  shall  occur in
accordance  with  the  following  provisions:

11.02(1) Subject to the provisions of this SECTION 11.02 and SECTIONS 11.01 and 11.03, if a Participant or his Beneficiary is entitled to a distribution pursuant to ARTICLE 7, 8, 9, or 10, unless the Participant elects to defer distribution to a later time permitted by SECTION 11.03, such amounts shall be distributed in a single cash lump sum as soon as administratively possible after the Allocation Date coinciding with or immediately following the date of such Participant's retirement on or after his Normal Retirement Date, retirement due to total and permanent Disability, death or Termination of Employment, but in no event later than the sixtieth (60th) day after the close of the Plan Year in which occurs the latest of:

(a)  The date on which the Participant attains or would have attained sixty-five
(65)  years  of  age;

(b) The tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan; or

(c)    The  date  the  Participant suffers a Termination of Employment or death.

11.02(2) Notwithstanding any other provision of this Plan to the contrary, if actual distribution pursuant to SUBSECTION 11.02(1) is delayed for any reason to or beyond the Allocation Date next following the Allocation Date upon which the amount of such distribution was to be based, the distribution shall be based on the balance of the Participant's Accounts as of the Allocation Date coinciding with or immediately preceding the date on which such distribution is made.

11.02(3)   Notwithstanding the provisions of SUBSECTION 11.02(1), and subject to
SECTION 11.03, if a Participant has a Termination of Employment or retires due to Disability and his vested Account at such time exceeds Five Thousand ($5,000), the amounts owing to such Participant shall be distributed in a single lump sum as soon as administratively possible after such Participant attains age sixty-five (65) or dies, unless such Participant has delivered to the Plan Administrator his consent, in such form as prescribed by the Plan Administrator, to a distribution at an earlier time.

11.02(4) If, upon Termination of Employment for any reason, or, when distributions are required to commence to a Participant pursuant to SUBSECTION 11.03(1), the value of the vested portion of a Participant's Account is Five Thousand Dollars ($5,000) or less and has never at any time prior exceeded Five Thousand Dollars ($5,000), then his Account shall be paid to or for the benefit of the Participant, or in the case of his death, to or for the benefit of his Beneficiary or Beneficiaries, as a lump sum payment as soon as administratively feasible.

11.03 Limitations on Timing. Notwithstanding any other provision of the Plan to the contrary, distributions must occur at least as rapidly as required under this SECTION 11.03.

11.03(1) Distribution of a Participant's entire interest in the Plan shall commence to be distributed to him no later than the Required Beginning Date, and at the Participant's election shall be fully distributed in a lump sum, based on the balance in his Account as of the Allocation Date coinciding with or immediately preceding the Required Beginning Date.

11.03(2) In the event of the death of a Participant prior to distribution of his benefits under the Plan, distribution of such deceased Participant's entire interest under the Plan shall be made within five (5) years after the death of such Participant.

11.03(3)    All  distributions shall comply with the provisions of Code Sections
401(a)(9).

11.04 Restrictions on Distribution. Notwithstanding the foregoing provisions of ARTICLE 11, the Plan shall not distribute any Company Stock acquired with the proceeds of an Exempt Loan until the close of the Plan Year in which such Exempt Loan has been repaid in full.

11.05 Payments on Personal Receipt Except in Case of Legal Disability. All payments to any Participant, Beneficiary or Alternate Payee from the Trust Fund shall be made to the recipient entitled thereto in person or upon his personal receipt, in a form satisfactory to the Plan Administrator, except when the recipient entitled thereto shall be under a legal disability, or, in the sole judgment of the Plan Administrator, shall otherwise be unable to apply such payments in furtherance of his own interests and advantage. The Plan Administrator may, in such event, in its sole discretion, direct all or any portion of such payments to be made in any one or more of the following ways:
(i) directly to such person, (ii) to the guardian of his person or of his estate, even though appointed by a court other than a Texas state court, (iii) to his spouse or to any other person, to be expended for his benefit, or (iv) to a custodian under any applicable Uniform Gifts to Minors Act or Uniform Transfers to Minors Act. The decision of the Plan Administrator, in each case, will be final, binding and conclusive upon all persons ever interested hereunder, and the Plan Administrator shall not be obliged to see to the proper application or expenditure of any payments so made. Any payment made pursuant to the power herein conferred upon the Plan Administrator shall operate as a complete discharge of all obligations of the Trustee and the Plan Administrator, to the extent of the amounts so paid.

11.06 Benefits Payable Pursuant to a Qualified Domestic Relations Order. Notwithstanding any other provision of the Plan to the contrary, immediate distribution of benefits payable to an Alternate Payee pursuant to a Qualified Domestic Relations Order shall be permitted even though the Participant whose benefits have been assigned to the Alternate Payee would not be entitled to receive a distribution at such time, if all of the following requirements are met: (i) the Participant's Account is one hundred percent (100%) vested; (ii) the entire amount payable to the Alternate Payee does not exceed Five Thousand Dollars ($5,000), or the Alternate Payee has requested immediate distribution in such form as prescribed by the Plan Administrator; (iii) allocation pursuant to
SECTION 6.04 of all amounts required to be paid to the Alternate Payee has been completed; (iv) the Qualified Domestic Relations Order requires or permits immediate distribution; and (v) the conditions of SUBSECTION 11.01(1) as to form of payment are met.

In the event an Alternate Payee dies prior to distribution of the amounts payable to the Alternate Payee pursuant to the Qualified Domestic Relations Order, the amount payable shall be distributed as provided in the Qualified
Domestic Relations Order. If the Qualified Domestic Relations Order does not specify how such amounts are to be distributed in the event of the Alternate Payee's death, the Plan Administrator shall cause such amounts to be distributed to a Beneficiary designated by the Alternate Payee or if no Beneficiary has been designated, in accordance with SUBSECTION 9.02(1) (by substituting Alternate Payee for Participant whenever such term appears in that SECTION).

11.07    Direct  Rollovers.

11.07(1) This SECTION 11.07 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee from making an election under this SECTION, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover to the extent that such Eligible Rollover Distribution is at least $200 (or is reasonably expected to total at least $200 when aggregated with other distributions during the Plan Year from this Plan). The procedures prescribed by the Plan Administrator may include a deadline for making such an election and may require the Distributee to furnish adequate information regarding the Eligible Retirement Plan specified by the Participant in a Direct Rollover. Such procedures may also require the Direct Rollover of at least $500 as a condition of permitting Direct Rollover of less than the total distribution and may limit Participants to a single Direct Rollover.

11.07(2)    Definitions.

(a) Eligible Rollover Distribution. An "Eligible Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Participant and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

(b) Eligible Retirement Plan. An "Eligible Retirement Plan" is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code
Section 403(a), or a qualified trust described in Code Section 401(a) that accepts the distributees Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

(c) Distributee. A "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section
414(p), are Distributees with regard to the interest of the spouse of former spouse.

(d)    Direct  Rollover.    A  "Direct Rollover" is a payment by the Plan to the
Eligible  Retirement  Plan  specified  by  the  Distributee.

11.07(3)    Such  distribution may commence less than thirty (30) days after the notice required under Treasury Regulations Sections 1.411(a)-11(c) is given, provided that:

(a) the Plan Administrator clearly informs the participant that the participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

(b) the Participant, after receiving the notice, affirmatively elects a distribution.


ARTICLE  12  -  MISCELLANEOUS  PROVISIONS  RESPECTING  PARTICIPANTS


12.01    Participants  to  Furnish  Required  Information.

12.01(1) Each Participant shall furnish to the Plan Administrator such information as the Plan Administrator considers necessary or desirable for purposes of administering the Plan, and the provisions of the Plan respecting any payments hereunder are conditional upon the Participant's furnishing promptly such true, full, and complete information as the Plan Administrator may reasonably request.

12.01(2) Each Participant shall submit proof of such Participant's age to the Plan Administrator. The Plan Administrator shall, if such proof of age is not submitted as required, use as conclusive evidence thereof, such information as is deemed by it to be reliable, regardless of the source of such information. Any adjustment required by reason of lack of proof or the misstatement of the age of persons entitled to benefits hereunder, by the Participant or otherwise, shall be in such manner as the Plan Administrator deems equitable.

12.01(3) Any election, notice, or information which according to the terms of the Plan or the rules of the Plan Administrator must be filed with the Plan Administrator, shall be deemed so filed if addressed and either delivered in person, delivered by electronic transmission, or mailed, postage fully prepaid, to the Plan Administrator. Whenever a provision herein requires that a Participant (or the Participant's Beneficiary) give notice to the Plan Administrator or make an election within a specified number of days or by a certain date, and the last day of such period, or such date, falls on a Saturday, Sunday or Employer holiday, the Participant (or the Participant's Beneficiary) will be deemed in compliance with such provision if notice is delivered in person to the Plan Administrator, delivered by electronic transmission, or is mailed, properly addressed, postage prepaid, and postmarked on or before the business day next following such Saturday, Sunday or Employer holiday. The Plan Administrator may, in its sole discretion, modify or waive any specified notice requirement; provided, however, that such modification or waiver must be administratively feasible, must be in the best interest of the Participant, and must be made on the basis of the rules of the Plan Administrator which are applied uniformly to all Participants.

12.02 Participants' Rights in Trust Fund. No Participant or other person shall have any right, title or interest in, to or under the Trust Fund, or any part of the assets thereof, except and to the extent expressly provided in the Plan.

12.03    Inalienability  of  Benefits.

12.03(1) Restrictions on Assignment. The benefits provided hereunder are intended for the personal security of persons entitled to payment under the Plan, and are not subject in any manner to the debts or other obligations of the persons to whom they are payable. The interest of a Participant or such Participant's Beneficiary or Beneficiaries may not be sold, transferred, assigned, or encumbered in any manner, either voluntarily or involuntarily, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be null and void; neither shall the Trust Fund nor any benefits thereunder or hereunder be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person to whom such benefits or funds are payable, nor shall they be subject to garnishment, attachment, or other legal or equitable process nor shall they be an asset in bankruptcy. All of the provisions of this SECTION 12.03, however, are subject to SECTION 11.03, to withholding of any applicable taxes and to assignments permitted by Code Section 401(a)(13).

12.03(2)    Exception  for  Benefit  Payable  pursuant  to  a Qualified Domestic
Relations  Order.

(a) The prohibitions contained in SUBSECTION 12.03(1) shall not apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a Qualified Domestic Relations Order.

(b) The Plan Administrator shall establish written procedures for the determination of the qualified status of a domestic relations order.

(c) Upon receiving a domestic relations order, the Plan Administrator shall notify the Participant and Alternate Payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator shall determine the qualified status of the order and shall notify the Participant and the Alternate Payee, in writing, of its determination. The Plan Administrator shall provide notice under this paragraph by mailing such notice to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

(d) During any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined, notwithstanding any other provision of the Plan to the contrary, the Plan Administrator shall segregate in a separate account the amounts which would have been payable during such period to an Alternate Payee pursuant to a Qualified Domestic Relations Order, if such order had been determined to be a Qualified Domestic Relations Order. During the period such amounts are segregated in a separate account under the Plan, such amounts shall remain subject to the general investment provisions of the Plan. If within the eighteen (18) month period beginning with the date on which the first payment would be required to be made under such domestic relations order, the domestic relations order is determined to be a Qualified Domestic Relations Order, the Plan Administrator shall direct the Trustee to distribute to the Alternate Payee the segregated amounts including any earnings and appreciation (or losses and depreciation) thereon in accordance with SECTION 11.05 and such domestic relations order. However, if within such eighteen (18) month period, it is determined that such order is not qualified, or the issue of qualification is not resolved, then the Plan Administrator shall pay the segregated amounts, including any earnings and appreciation (or losses and depreciation) thereon, to the person or persons who would have been entitled to such amounts if there had been no such order.

(e) Notwithstanding any other provision of the Plan to the contrary, all rights and benefits, including rights to make elections or to give directions, provided to a Participant under this Plan shall be subject to the rights, benefits and elections or directions afforded to an Alternate Payee, pursuant to a Qualified Domestic Relations Order, and this Plan shall be interpreted and administered by the Plan Administrator in such manner as to effectuate the provisions of any such Qualified Domestic Relations Order as it relates to the rights, benefits, and elections or directions afforded to such Alternate Payee under such Qualified Domestic Relations Order. Furthermore, to the extent provided in any such Qualified Domestic Relations Order, a former spouse of a Participant shall be treated as a spouse or surviving spouse for all applicable purposes under the Plan.

The Trustee shall make any payments or distributions required under this SUBSECTION 12.03(2) by separate benefit checks or other separate distribution to the Alternate Payee(s).

12.04 Conditions of Employment Not Affected by Plan. Neither the Plan nor the Trust nor the Trust Agreement shall confer on any Employee, including any Participant, any right to be retained in the service of any Employer, and nothing contained herein or in the Trust Agreement shall be construed in any way to limit or restrict the right of any Employer to discharge any Employee, regardless of whether such Employee is a Participant, or to change such Employee's position or the basis or amount of such Employee's compensation.

12.05    Address  for  Mailing  of  Benefits.

12.05(1) Each Participant and each other person entitled to benefits hereunder shall file with the Plan Administrator from time to time in such form as prescribed by the Plan Administrator such Participant's post office address and each change of address. Any check representing payment hereunder and any communication addressed to a Participant, an Employee, or Beneficiary, at such person's last address filed with the Plan Administrator, or if no such address has been filed, then at such person's last address as indicated on the records of an Employer, shall be deemed to have been delivered to such person on the date on which such check or communication is deposited, postage prepaid, in the United States mail.

12.05(2) If the Plan Administrator is in doubt as to whether payments are being received by the person entitled thereto, it shall, by registered mail addressed to the person concerned, at his address last known to the Plan Administrator, notify such person that all unmailed and future payments shall be withheld until he provides the Plan Administrator with a sworn statement, properly notarized, evidencing his continued life and his proper mailing address.

12.06    Unclaimed  Account  Procedure.

12.06(1) Neither the Trustee nor the Plan Administrator shall be obliged to search for, or ascertain the whereabouts of any Participant, Beneficiary, or
Alternate  Payee.    Upon  the  return  of  a  distribution  check,  the  Plan
Administrator, by certified or registered mail addressed to such Participant's, Beneficiary's, or Alternate Payee's last known address, shall notify the Participant, Beneficiary, or Alternate Payee that such Participant, Beneficiary, or Alternate Payee is entitled to a distribution under this Plan.

1206(2) Any distribution or payment which is not claimed by the person entitled thereto within six (6) months from the date the certified or registered letter is sent to the individual shall be forfeited. Any distribution check which is not cashed within six (6) months from its date of issuance shall be void and the amount thereof forfeited. Such forfeited amounts shall be added to Forfeitures. Should such person make a claim for such forfeited benefit, at any time prior to termination of the Plan and final distribution thereunder, which is approved by the Plan Administrator, such benefit shall be restored as follows: An amount equal to the amount previously forfeited (but without interest on such amount for the period from the date of such forfeiture to the date of such restoration) shall be specially allocated from Forfeitures in the current Plan Year for the benefit of such Participant or Beneficiary. Immediately upon allocation to such Participant or Beneficiary, the Plan Administrator shall instruct the Trustee to distribute in a lump sum, directly to such Participant or Beneficiary, the amount specially allocated to such Participant or Beneficiary.

12.06(3) In the event of Plan termination, amounts that were forfeited pursuant to the provisions of SUBSECTION 12.06(2) which exceeded Five Thousand Dollars ($5,000) or were otherwise distributable without Participant consent, shall be considered lost. If the period of time since forfeiture for such lost benefits exceeds the applicable state escheat period, the forfeiture shall become permanent upon Plan termination. All other amounts forfeited pursuant to SUBSECTION 12.06(2) shall be reinstated as of the Plan's termination date.

12.07    No  Rollovers.    No  rollovers  shall  be  accepted.


ARTICLLE  13  -  ADMINISTRATION  OF  THE  PLAN


13.01    Plan  Administrator.    The  administration  of  the  Plan  will be the
responsibility  of  the  Plan  Administrator  which  shall  be  the  Company.

13.02 Compensated Expenses of the Plan Administrator. The Plan Administrator shall serve without compensation for its services as such, but the reasonable and necessary expenses of the Plan Administrator shall be paid by the Trust Fund unless paid by the Employers as provided in SECTION 13.15. When, in its discretion, the Plan Administrator, or any Employer, deems it advisable, the Plan Administrator shall be authorized to have the records of the Plan Administrator and the Trustee audited by an independent auditor, and reasonable and necessary expenses thereby incurred shall be paid by the Trust Fund unless paid by the Employers, as provided in SECTION 13.15.

13.03 Agents of the Plan Administrator. The Plan Administrator may employ such agents and such clerical and other administrative personnel as reasonably may be required for the purpose of administering the Plan. Such administrative personnel shall carry out the duties and responsibilities assigned to them by the Plan Administrator. Reasonable expenses necessarily incurred for such purpose shall be paid by the Trust Fund unless paid by the Employers, as provided in SECTION 13.15.

13.04 Reliance on Directions of Plan Administrator. The Plan Administrator shall give to the Trustee any order, direction, consent, certificate, or advice required or permitted under the terms of the Plan or Trust Agreement, and the Trustee shall be entitled to rely on, as evidencing the action of the Plan Administrator, any instrument delivered to the Trustee when: (i) if a resolution, it is certified by the Secretary of the Board; or (ii) if a memorandum, it is signed by a person who shall have been authorized to act for the Plan Administrator in respect of the subject matter thereof.

13.05 Authority of Plan Administrator. The Plan Administrator is authorized to take such actions as may be necessary to carry out the provisions and purposes of the Plan and shall have the authority to control and manage the operation and administration of the Plan. In order to effectuate the purposes of the Plan, the Plan Administrator shall have the discretionary power to construe and interpret the Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Plan, to recover in any manner authorized by law any payments erroneously or wrongfully made from the Plan to Participants or any other person or entity, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan. All such actions or determinations made by the Plan Administrator, and the application of rules and regulations to a particular case or issue by the Plan Administrator, in good faith, shall not be subject to review by anyone, but shall be final, binding, and conclusive on all persons ever interested hereunder. In construing the Plan and in exercising its power under provisions requiring Plan Administrator approval, the Plan Administrator shall attempt to ascertain the purpose of the provisions in question and when such purpose is known or reasonably ascertainable, such purpose shall be given effect to the extent feasible. Likewise, the Plan Administrator is authorized to determine all questions with respect to the individual rights of all Participants and their Beneficiaries and Alternate Payees under this Plan, including, but not limited to, all issues with respect to eligibility, Compensation, service, valuation of Accounts, allocation of consolidated contributions and Trust Fund earnings, and retirement or Termination of Employment, and shall direct the Trustee concerning the allocation, payment and distribution of all funds held in trust for purposes of the Plan. The Plan Administrator, in the exercise of any discretionary powers hereunder, shall not exercise that discretion so as to discriminate in favor of Highly Compensated Employees. The Plan Administrator shall establish investment objectives and monitor, or cause to be monitored, the investment performance of the Trustee or any Investment Manager which may be appointed with respect to any assets of the Plan.

13.06 Authorization of Loan Transactions. Upon directions from the Board, the Plan Administrator shall have the authority to direct the Trustee to borrow funds to purchase Company Stock. Upon directions from the Board, the Plan Administrator shall consult with the Trustee concerning the source of the borrowed funds, the terms of the loan agreement, and the provision of collateral. The Board may empower the Plan Administrator to authorize the guarantee or making by the Company of any such loan. Any loan made by or guaranteed by the Company or which involves a disqualified person (as defined in Section 4975(e)(2) of the Code) shall comply with all applicable requirements of
Section 4975(d)(3) of the Code and regulations issued thereunder in order that the extension of credit shall be exempt from excise taxes imposed with respect to prohibited transactions under Section 4975 of the Code and any liability imposed by Section 406 of ERISA. From time to time at the Board's direction, the Plan Administrator may direct the Trustee to enter into loan arrangements and purchase additional Company Stock and may direct the Trustee to refinance previous loans.

13.07    General  Administrative  Powers.    The  Plan  Administrator shall have
authority to make, and from time to time, revise, rules and regulations for the administration of the Plan.

13.08 Additional Powers. The Plan Administrator shall exercise such authority and responsibility as it deems appropriate to comply with the provisions of federal law and governmental regulations issued thereunder, including, but not limited to, records of Participants' service, accrued benefits and the percentage of such benefits which are nonforfeitable under the Plan, notification to Participants, annual registration with the Internal Revenue Service, annual reports to the Department of Labor, and furnishing the Trustee with any directions or information regarding income tax withholding required by law. The Plan Administrator is hereby designated as the agent for service of process unless the Plan Administrator designates another person or entity.

13.09 Duties of Administrative Personnel. Administrative personnel appointed pursuant to SECTION 13.03, shall be responsible for such matters as the Plan Administrator shall delegate to them by written instrument, including, but not limited to communications to Employees at the direction of the Plan Administrator, reports to the Plan Administrator involving questions of eligibility and the amount of Compensation of Participants, assisting Participants, Beneficiaries and Alternate Payees in the completion of forms prescribed by the Plan Administrator, and maintenance of records concerning terminated vested Participants, Participants who have retired and Beneficiaries. Administrative personnel may not make any decision as to Plan policy, interpretations, practices or procedures unless the authority to make such decisions has been delegated to them in writing by the Plan Administrator and they accept fiduciary responsibilities in accordance with the provisions of
SECTION 13.10. All administrative personnel shall perform their allocated function within the policies, interpretations, rules, practices and procedures established by the Plan Administrator, except that administrative personnel shall coordinate matters related to the Plan with the appropriate departments of each Employer as the Plan Administrator directs.

13.10 Designation of Named Fiduciaries and Allocation of Responsibility. ERISA requires that certain persons, who are deemed to be "fiduciaries," as defined in ERISA Section 3(21)(A), be designated as "Named Fiduciaries" in the Plan. The Board, the Plan Administrator, and the Trustees are hereby designated Named Fiduciaries. Each Named Fiduciary shall have only the powers, duties and responsibilities specifically allocated to such fiduciary pursuant to the terms of this Plan and the Trust. Each Named Fiduciary may, by written instrument, allocate some or all of its responsibilities to another fiduciary or designate another person to carry out some or all of its fiduciary responsibilities. Each fiduciary under the Plan (including fiduciaries to whom responsibilities are allocated by a Named Fiduciary) will be furnished a copy of the Plan, and their acceptance of such responsibility will be made by agreeing in writing to act in the capacity designated. No Named Fiduciary shall be liable for an act or omission of any person who is allocated a fiduciary responsibility or who is designated to carry out such responsibility by a Named Fiduciary, except to the extent that the Named Fiduciary did not act in accordance with the standards contained in SUBSECTION 13.11(2) with respect to the allocation or designation of a fiduciary duty. Any person or group of persons may serve in more than one
(1)  fiduciary  capacity  with  respect  to  the  Plan.

13.11    Action  by  Fiduciaries.

13.11(1) Any action herein permitted or required to be taken by an Employer shall, subject to the provisions of SECTION 20.07, be by resolution of its Board or by written instrument signed by a person or group of persons who has been authorized by resolution of such Board as having authority to take such action.

13.11(2) Each fiduciary with respect to the Plan shall perform all of his duties and responsibilities and exercise his powers hereunder with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, and no fiduciary shall be liable for any act or failure to act on his part (including reliance on the advice of counsel) which conforms to that standard, unless: (i) he knowingly participates in or knowingly undertakes to conceal an act or omission of another fiduciary of the Plan, with the knowledge that such act or omission is a breach of fiduciary responsibility; (ii) knowing of a breach of fiduciary responsibility, he fails to make reasonable efforts under the circumstances to remedy the breach; or (iii) by failing to carry out his specific responsibilities, in accordance with such standard, he has enabled another fiduciary of the Plan to commit a breach.

13.11(3) Each fiduciary shall furnish or cause to be furnished to each other fiduciary all information needed for the proper performance of its duties. Each fiduciary warrants that any directions given, information furnished or action taken by it shall be in accordance with the provisions of the Plan or the Trust Agreement, as the case may be, authorizing or providing for such direction, information or action.

13.12 Appointment of Professional Assistants and the Investment Manager. A Named Fiduciary may appoint such accountants, counsel, and actuaries and other advisers as it deems necessary or desirable in connection with the administration of the Plan. A Named Fiduciary shall be entitled to rely upon and shall not be liable for any act or failure to act in reliance, on any opinion or reports, which shall be furnished to such Named Fiduciary by any such accountant with respect to accounting matters, counsel in respect to legal matters, or actuary in respect of actuarial matters as long as the Named Fiduciary's reliance is in accordance with the standard set forth in SUBSECTION 13.11(2). The fees and costs of such services are an administrative expense to the Plan to be paid out of the Trust Fund except to the extent that Employers elect to pay such fees and costs.

13.13 Bond. The Plan Administrator shall see that the appropriate fiduciaries are bonded as required by federal law or regulation. Except as required by the Board or by state or federal statute, irrespective of this provision, no bond or other security shall be required of any fiduciary.

13.14 Indemnification. In the event and to the extent not insured against under any contract of insurance with an insurance company, the Employers shall indemnify and hold harmless each "Indemnified Person" as defined below, against any and all claims, demands, suits, proceedings, losses, damages, interest, penalties, expenses, (specifically including, but not limited to reasonable counsel fees, court costs and other reasonable expenses of litigation), and liability of every kind, including amounts paid in settlement, with the approval of the Board, arising from any action or cause of action related to the Indemnified Person's act or acts or failure to act. Such indemnity shall apply regardless of whether such claims, demands, suits, proceedings, losses, damaged, interest, penalties, expenses, and liability arise in whole or in part from:
(i) the negligence or other fault of the Indemnified Person, except when the same is judicially determined to be due to gross negligence, fraud, or willful or intentional misconduct of such Indemnified Person; or (ii) from the imposition on such Indemnified Person of any penalties imposed by the Secretary of Labor, pursuant to ERISA Section 502(1), relating to any breaches of fiduciary responsibility under Part 4 of Title I of ERISA.

"Indemnified Person" shall mean each member of the Board, the Plan Administrator, each individual Trustee, and each other Employee who is allocated fiduciary responsibility hereunder. Upon request by the Indemnified Person, and at such other times as may be determined by the Plan Administrator, any indemnification due under this SECTION shall be made as the loss or expense as incurred. Payments under this SECTION may be made directly to a third party at the direction of the Board or the Indemnified Person. In the event the Plan Administrator subsequently determines that a payment based upon an initial determination of the applicability of this SECTION was inadvertently made, the Indemnified Person on whose behalf such payment was made shall reimburse the Employers to the extent required to satisfy the terms of this SECTION. The indemnification provisions of this SECTION shall not relieve any person from any liability he may have under ERISA for breach of fiduciary duty.

13.15 Payment of Expenses. The expenses of agents or advisers, and any other reasonable expenses of the Plan Administrator, shall be paid or reimbursed by the Trustee out of the Trust Fund unless paid by the Employers. Such expenses shall be paid first from Forfeitures. To the extent permitted by ERISA, the Trustee may also reimburse an Employer for reasonable and necessary direct expenses incurred for administration of the Plan.


ARTICLE  14  -  PARTICIPATION  BY  EMPLOYERS


14.01 Adoption of Plan by Affiliated Company. Any Affiliated Company, whether or not presently existing, may adopt this Plan with the consent of the Company. Adoption by an Affiliated Company shall be accomplished in such manner as is specified by the Company from time to time. With the approval of the Company, an Affiliated Company may adopt the Plan with such modifications as it specifies in its instrument of adoption.

14.02 Rights and Obligations of the Company and the Employers. Throughout this instrument, a distinction is purposely drawn between rights and obligations of the Company and rights and obligations of each other Employer. The rights and obligations specified as belonging to the Company shall belong only to the Company. Each Employer (other than Operations Company for Homestead, Inc.) shall have the obligation, as herein provided, to make Matching Contributions and Discretionary Contributions for its own Participants, and no Employer shall have the obligation to make Matching Contributions or Discretionary Contributions for the Participants of any other Employer. Any failure by an Employer to fulfill its own obligations under this Plan shall have no effect upon any other Employer. An Employer may withdraw from this Plan without affecting any other Employer.

14.03 Withdrawal from Plan. Any Employer may withdraw from the Plan upon giving the Company and the Trustee at least sixty (60) days' notice in writing of its intention to withdraw. Such withdrawal shall terminate all obligations of the withdrawn Employer under the Plan, but, except as otherwise provided by the Company in its sole discretion, the Accounts of such Employers' Employees shall remain in the Trust until otherwise payable to the Participants.


ARTICLLE  15  -  AMENDMENT  OF  THE  PLAN


The Company reserves the right to amend the Plan with respect to all Employers at any time and from time to time. Unless otherwise permitted by law, no amendment shall permit any part of the Trust Fund to revert to or be recoverable by an Employer or be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries, or deprive any Participant of any interest he might have in the Trust Fund at the time of the amendment to the extent that such interest would be available to the Participant under
ARTICLE 10 were he to voluntarily resign as of the effective date of the amendment.

(a) Under no condition, shall such amendment, amendments, or restatements increase the duties or responsibilities, or decrease the compensation, privileges, and immunities of the Trustee without the Trustee's written consent.

(b) Under no condition, shall such amendment change the vesting schedule to one which would result in the nonforfeitable percentage of the accrued benefit derived from Matching Contributions or Discretionary Contributions (determined as of the later of the date of the adoption of the amendment or of the effective date of the amendment) of any Participant being less than such nonforfeitable percentage computed under the Plan without regard to such amendment; provided, however, that no amendment shall change the vesting schedule unless each Participant with three (3) or more Vesting Years of Service, is permitted to elect, within the election period described below, to have his nonforfeitable percentage computed under the Plan without regard to the amendment. The election period described herein shall begin no later than the date upon which the amendment is adopted and shall end no later than the latest of the following dates: (i) the date which is sixty (60) days after the day the amendment is adopted; (ii) the date which is sixty (60) days after the day the amendment becomes effective; or (iii) the date which is sixty (60) days after the day the Participant is issued a written notice of the amendment by the Company.

(c) Subject to the above stated limitations and the requirement that no amendment shall eliminate (except with respect to any future contributions or future accrual of benefits and except as otherwise permitted by Treasury Regulations or rulings) any nondiscretionary optional form of payment as provided in Treasury Regulations Section 1.411(d)-4 and Code Section 411(d)(6), with respect to any Participant who is a Participant immediately prior to the amendment, the Company shall have the power to amend the Plan and Trust Agreement, retroactively or otherwise, in any manner in which it deems desirable, including, but not by way of limitation, the power to change any provisions relating to the administration of the Plan and Trust Fund, and to change any provisions relating to the benefits or payment of any of the assets of the Trust Fund. Each such amendment shall become effective when executed by the Company unless a different effective date is specified in the amendment.

(d) Notwithstanding anything herein to the contrary, this Plan may be amended at any time by the Company if necessary or desirable in order to have it conform to the provisions and requirements of the Code or any other applicable law, and no such amendment shall be considered prejudicial to the rights of any Participant hereunder or of any Beneficiary, Alternate Payee, or Employee. Further, it is understood that any provisions of this Plan as herein contained which are contrary to the requirements of the Code for a qualified tax exempt employees' stock bonus plan and trust shall be deemed void and of no effect, without affecting the validity of other provisions hereof.


ARTICLE  16  -  PERMANENCY  OF  THE  PLAN


16.01 Right to Terminate Plan. The Company contemplates that the Plan shall be permanent and that the Employers shall be able to make contributions to the Plan. Nevertheless, in recognition of the fact that future conditions and circumstances cannot now be entirely foreseen, the Company reserves the right to terminate the Plan.

16.02 Merger or Consolidation of Plan and Trust. Neither the Plan nor the Trust may be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan or trust, unless each Participant would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated). The Plan Administrator is empowered to direct the Trustee to transfer assets and liabilities from the Plan relating to such Participant Accounts as the Plan Administrator designates to another plan, such transfer must meet the requirements of Code Section 414, and trust-to-trust transfer under this SECTION
16.02  shall  only  be  made  in  cash.

16.03 Continuance by Successor Company. Subject to approval of the Board, in the event of the liquidation, dissolution, merger, consolidation, or reorganization of an Employer, the successor company may, with the approval of the Company, adopt the Plan and Trust for the benefit of the Employees of such Employer. If such successor company does adopt the Plan and Trust, it shall, in all respects, be substituted for such Employer under the Plan and Trust. Any such substitution of such successor company shall constitute an assumption of Plan liabilities by such successor company, and such successor company shall have all of the powers, duties and responsibilities of such Employer under the
Plan and Trust. If such successor company does not adopt the Plan and Trust, participation in the Plan and Trust shall cease with respect to such Employer in accordance with the provisions of the Plan and Trust Agreement and the assets of the successor company's employees shall be held or distributed as directed by the Board.


ARTICLE  17  -  DISCONTINUANCE  OF  CONTRIBUTIONS  AND  TERMINATION


17.01 Suspension of Contributions. Should an Employer fail to make Matching Contributions in any one (1) or more years, such failure shall not, of itself, terminate or discontinue this Plan and Trust as to the Employer and its Participants, nor shall the Employer incur any obligation to resume its Matching Contributions in whole or in part.

17.02 Discontinuance of Contributions. Whenever an Employer determines that it is impossible or inadvisable for it to make further Matching Contributions, such Employer may without terminating the Trust, permanently discontinue all further Matching Contributions by such Employer. A certified copy of such Employer's resolution or other formal written instrument pursuant to SECTION 20.06, shall be delivered to the Plan Administrator and the Trustee. Thereafter, the Plan Administrator and the Trustee shall continue to administer all the provisions of the Plan which are necessary and remain in force, other than the provisions relating to Matching Contributions by such Employer. Unless otherwise provided by the Company, the Trust shall remain in existence with respect to such Employer and all of the provisions of the Trust Agreement shall remain in force.

17.03 Termination of Plan and Trust. If the Company determines to terminate the Plan and Trust completely, it shall be terminated as of the date specified in certified copies of resolutions or other formal written instrument pursuant to SECTION 20.06, delivered to the Trustee. The Company shall direct the Trustee whether to continue to hold assets of the Plan pending distribution to Participants and Beneficiaries at the times provided in ARTICLE 11, or to liquidate and distribute assets of the Plan as hereinafter provided. Upon such termination of the Plan and Trust and before liquidation of the Trust, the Trustee shall do a special valuation of the Trust, if the liquidation is not to occur as of an Allocation Date. After payment of all expenses and proportional adjustment of Accounts of Participants to reflect such expenses, Trust Fund profits or losses, and subject to the limitations contained in SECTION 5.04, allocations of any previously unallocated funds to the date of termination, Participants shall be entitled to receive the amount then credited to their respective Accounts in the Trust Fund in accordance with ARTICLE 11. If, in the opinion of the Plan Administrator, assets in the Trust Fund or certain of them may possibly not be readily salable (i) because of federal or state securities laws, or the rules and regulations thereunder or (ii) at a fair value, the Plan Administrator shall direct and the Trustee shall effect, a distribution of such assets in kind. Upon completion of liquidation and distribution of the assets of the Trust to the Participants, the Trustee shall thereby complete the Trustee's duties, and the Trust shall terminate.

17.04 Participant's Rights to Benefits upon Termination or Partial Termination of Plan or Complete Discontinuance of Contributions. Upon the termination or partial termination (as determined by the Internal Revenue Service) of the Plan or the complete discontinuance of Matching Contributions, the rights of affected Participants with respect to the amounts credited to their Accounts at such time shall be nonforfeitable without reference to any formal action on the part of such Employer, the Plan Administrator, or the Trustee.


ARTICLE  18  -  EXCLUSIVE  BENEFIT  OF  THE  PLAN


18.01 Limitation on Reversions. Except as otherwise provided in this ARTICLE 18, it shall be impossible, at any time, for any part of the Trust Fund, other than such part as is required to pay taxes and administration expenses or such part as may otherwise be permitted by law to be returned to the Employer, to be recoverable by an Employer, or to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants, Beneficiaries, and Alternate Payees.

18.02 Unallocated Amounts upon Termination of Plan and Trust. In the event the Plan and Trust are terminated, any previously unallocated amounts maintained in the suspense account in accordance with the provisions of SUBSECTION 5.06(3) which cannot be allocated to Participants upon the termination of the Plan and Trust pursuant to SECTION 17.03 because of the limitations contained in SECTIONS
5.07 through 5.09, shall revert to the Employer or Employers employing the Participant at the time of such termination.

18.03 Mistake of Fact or Disallowance of Deduction. If the Plan Administrator in good faith determines that (a) a Discretionary Contribution, a Matching Contribution or Pre-Tax Contribution was made by reason of a mistake of fact or
(b) a Discretionary Contribution, a Matching Contribution or Pre-Tax Contribution is conditioned on its being deductible under Code Section 404, but the Internal Revenue Service disallows such deduction, the amount of the excess Discretionary Contribution, Matching Contribution or Pre-Tax Contribution less losses attributable thereto may, upon direction of the Plan Administrator, be returned to the contributing Employer. All payments of returned Discretionary Contribution, Matching Contributions or Pre-Tax Contributions under this SECTION shall be made within one (1) year from the date of the payment of such mistaken Discretionary Contribution, Matching Contribution or Pre-Tax Contribution or the disallowance by the Internal Revenue Service of the deduction, whichever is applicable. The amount of the excess Discretionary Contribution, Matching Contribution or Pre-Tax Contribution shall be the excess of (1) the amount contributed over (2) the amount that would have been contributed had there not occurred a mistake of fact or had the deduction not been disallowed. Earnings attributable to the excess Discretionary Contribution, Matching Contribution or Pre-Tax Contribution shall not be returned to the contributing Employer, but losses attributable thereto shall reduce the amount of such Discretionary Contribution, Matching Contribution or Pre-Tax Contribution to be so returned. Furthermore, if the withdrawal of the amount attributable to the mistaken Discretionary Contribution, Matching Contribution or Pre-Tax Contribution would cause the balance of a Participant's Account to be reduced to an amount which is less than the balance which would have been in said Account had the mistaken Discretionary Contribution, amount not been contributed, then the amount to be returned to the Employer under this SECTION will be reduced so as to avoid any such reduction.


ARTICLE  19  -  TOP  HEAVY  PLAN  RULES


19.01    Definitions.    As  used  in  this  ARTICLE  19:

19.01(1)   "Defined Benefit Plan" shall have the meaning set forth in SUBSECTION
5.09(2).

19.01(2)    "Defined  Contribution  Plan"  shall  have  the meaning set forth in
SUBSECTION  5.09(4).

19.01(3) "Determination Date" means with respect to any Plan Year, the last day of the preceding Plan Year, except that in the case of the first Plan Year of any plan, the last day of such first Plan Year.

19.01(4) "Key Employee" means any person employed or formerly employed by any Affiliated Company (and the beneficiaries of any such person) who is, at any time during the Plan Year containing the Determination Date, or who was, during any one or more of the four (4) preceding Plan Years, any one or more of the following:

(a) An officer of an Affiliated Company having Limitation Year Compensation for the applicable Plan Year greater than fifty percent (50%) of the maximum dollar limitation under Code Section 415(b)(1)(A) (as in effect for the calendar year in which the Determination Date for such Plan Year falls). For purposes of this SUBSECTION, not more than fifty (50) employees shall be treated as officers.

(b)    A  person  employed  by  an  Affiliated  Company  having  Limitation Year
Compensation for the applicable Plan Year greater than the maximum dollar limitation under Code Section 415(c)(1)(A) as in effect for the calendar year in which the Determination Date for such Plan Year falls, and owning (or considered as owning within the meaning of Code Section 318) both more than one-half of one percent (1/2 of 1%) interest and one of the ten (10) largest interests in an Affiliated Company. For purposes of this SUBSECTION: (i) a person who has some ownership interest is considered to be one of the top ten (10) owners unless at least ten (10) other persons own a larger interest than that person and (ii) if two (2) or more persons have the same ownership interest in an Affiliated Company, the person having greater annual Limitation Year Compensation from all Employers and Affiliated Companies shall be treated as having the larger interest.

(c)    Any  person  owning  (or  considered as owning within the meaning of Code
Section 318) more than five percent (5%) of the outstanding stock of an Affiliated Company or stock possessing more than five percent (5%) of the total combined voting power of such stock or more than five percent (5%) of the capital or profits interest of an Affiliated Company which is not a corporation.

(d) A person who would be described in SUBSECTION (C) if "one percent (1%)" were substituted for "five percent (5%)" each place it appears in said SUBSECTION, and whose aggregate annual Limitation Year Compensation from all Employers and Affiliated Companies is more than One Hundred Sixty Thousand Dollars ($160,000).

(e) Notwithstanding any other provision in this Plan to the contrary, for purposes of determining ownership under SUBSECTIONS 19.01(4)(C) and (D), the rules of Code Sections 414(b), (c), and (m) shall not apply in defining who is an Employer.

The determination of who is a Key Employee hereunder shall be made in accordance with the provisions of Code Section 416(i)(1) and the regulations thereunder.

19.01(5)"Key Employee Participant" means a Participant in this Plan who is a Key Employee.

19.01(6) "Limitation Year Compensation" shall have the meaning set forth in SUBSECTION 5.09(7), except that if the Limitation Year and the Plan Year under the applicable plan are not the same, then for purposes of this ARTICLE 19, "Plan Year" shall be substituted for "Limitation Year" every place it occurs in SUBSECTION 5.09(7).

19.01(7)    "Non-Key Employee" means any person employed or formerly employed by any Affiliated Company, including the Beneficiaries of any such person, who is not a Key Employee.

19.01(8) "Permissive Aggregation Group" means the Required Aggregation Group, plus any other plan or plans of any Affiliated Company selected by the Company, provided that such selected plans, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

19.01(9)    "Required Aggregation Group" means the group of plans consisting of:
(i) all tax qualified plans maintained by the Employers or Affiliated Companies in which at least one Key Employee participates in the Plan Year containing the Determination Date, or any of the four (4) preceding Plan Years, and (ii) any other tax qualified plan maintained by the Employers or Affiliated Companies which enables a plan described in clause (i) to meet the requirements of Code
Section  401(a)(4)  or  410.

19.01(10) "Valuation Date" means: (i) in the case of a Defined Contribution Plan, the last day of the Plan Year for the appropriate plan and (ii) in the case of a Defined Benefit Plan, the date used for computing plan costs for minimum funding, regardless of whether a valuation is performed that year.

19.01(11)    All  of  the  definitions  set forth in ARTICLE 2 and not set forth herein  shall  have  the  same  meaning  in  this  ARTICLE.

19.02    Determination  of  Top  Heaviness.

19.02(1)    This  Plan shall be a "Top Heavy Plan" with respect to any Plan Year if, as of the Determination Date for said Plan Year, any of the following conditions exists:

(a) The Top Heavy Ratio for this Plan exceeds sixty percent (60%), and this Plan is part of a Required Aggregation Group or a Permissive Aggregation Group.

(b) This Plan is part of a Required Aggregation Group, but not part of a Permissive Aggregation Group, and the Top Heavy Ratio for the Required Aggregation Group exceeds sixty percent (60%).

(c) This Plan is part of a Required Aggregation Group and part of a Permissive Aggregation Group, and the Top Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

19.02(2) This Plan shall be a "Super Top Heavy Plan" if it would be a Top Heavy Plan under the provisions of SUBSECTION 19.02(1) if "ninety percent (90%)" were substituted for "sixty percent (60%)" everywhere sixty percent (60%) appears in said SUBSECTION 19.02(1).

19.02(3)    The  "Top  Heavy  Ratio" referred to in SUBSECTION 19.02(1) shall be determined  as  follows:

(a) If the Employers or Affiliated Companies maintain or have maintained one or more Defined Contribution Plans but have never maintained a Defined Benefit Plan which has covered or could cover a Participant in this Plan, the Top Heavy Ratio is a fraction, the numerator of which is the sum of the account balances under the Defined Contribution Plans for all Key Employees as of the Determination Date (including any part of any such account balance distributed in the five (5) year period ending on the Determination Date), and the denominator of which is the sum of all account balances under the Defined Contribution Plans for all participants as of the Determination Date (including any part of any such account balance distributed in the five (5) year period ending on the Determination Date). Both the numerator and the denominator of the Top Heavy Ratio shall be adjusted to reflect any contribution which is due but unpaid as of the appropriate Determination Date. In determining the account balances which have been distributed in the five (5) year period ending on the Determination Date, distributions under a terminated plan shall be included, provided such terminated plan, if it had not been terminated, would have been included in a Required Aggregation Group.

(b) If the Employers or Affiliated Companies maintain one or more Defined Contribution Plans and maintain or have maintained one or more Defined Benefit Plans which have covered or could cover a Participant in this Plan, the Top Heavy Ratio is a fraction, the numerator of which is the sum of account balances under the Defined Contribution Plans for all Key Employees and the present value of accrued benefits under the Defined Benefit Plans for all Key Employees, both calculated as of the Determination Date, and the denominator of which is the sum of the account balances under the Defined Contribution Plans for all participants and the present value of accrued benefits under the Defined Benefit Plans for all participants, both calculated as of the Determination Date. Both the numerator and denominator of the Top Heavy Ratio are adjusted for any distribution of an account balance or an accrued benefit made in the five (5) year period ending on the appropriate Determination Date and any contribution due but unpaid as of the appropriate Determination Date. In determining the account balances or accrued benefits which have been distributed in the five (5) year period ending on the Determination Date, distributions under a terminated plan shall be included provided such terminated plan, if it had not been terminated, would have been included in a Required Aggregation Group.

(c) For purposes of SUBSECTIONS 19.02(3)(A) and (B), the value of account balances and the present value of accrued benefits shall be determined as of the most recent Valuation Date that falls within or ends with the twelve (12) month period ending on the Determination Date. The present value of accrued benefits under Defined Benefit Plans shall be determined using the single accrual method used for all plans of the Employers and Affiliated Companies, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C) as of said Valuation Date as if the person voluntarily terminated employment as of such Valuation Date. For Plan Years beginning prior to January 1, 1987, the present value of accrued benefits shall be determined under the provisions of the applicable Defined Benefit Plan without regard to the preceding sentence. If any Participant was a Key Employee as set forth in SUBSECTION 19.01(4) for any prior Plan Year, but such Participant ceases to be a Key Employee for any Plan Year, such Participant's account balances and accrued benefits shall not be taken into account for purposes of determining whether or not this Plan is a Top Heavy Plan or a Super Top Heavy Plan as of the Determination Date of said Plan Year. Accounts and accrued benefits shall be calculated to include all amounts attributable to both contributions by an Affiliated Company and contributions by persons employed by an Affiliated Company, but shall exclude amounts attributable to voluntary deductible contributions by said persons. The calculation of the Top Heavy Ratios, and the extent to which distributions, rollovers and transfers are taken into account shall be made in accordance with Code Section 416 and the regulations thereunder. When aggregating plans for purposes of an Aggregation Group, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. Notwithstanding the provisions of SUBSECTIONS 19.02(3)(A) and (B), in determining the fractions referred to therein, there shall not be taken into account the accrued benefits or account balances of any person who has not performed services for any Affiliated Company maintaining any Defined Contribution Plan or Defined Benefit Plan referred to in such SUBSECTIONS at any time during the five (5) year period ending on the Determination Date.

19.03 Minimum Requirements. Notwithstanding any other provision of this Plan to the contrary, if the Plan is a Top Heavy Plan for any Plan Year, then the following provisions shall apply:

19.03(1) Vesting. Any Participant who is credited with an Hour of Service in the first Plan Year in which the Plan is a Top Heavy Plan, or in any subsequent Plan Year after such first Plan Year (whether or not the Plan is a Top Heavy Plan in such subsequent Plan Year) shall have his percentage of vested benefits owing upon a Termination of Employment determined pursuant to the following schedule, in lieu of the schedule set forth in SECTION 10.01:



   Vesting Years of Service .  Percentage

Less than 2 years . . . . . .           0%

2 years but less than 3 years          20%

3 years but less than 4 years          40%

4 years but less than 5 years          60%

5 years but less than 6 years          80%

6 years or more . . . . . . .         100%

Notwithstanding the foregoing, for Participants hired before January 1, 1989, their vested percentage shall be one percent (1%) rather than zero percent (0%) prior to being credited with two (2) Vesting Years of Service.

19.03(2) Required Minimum Allocation of Contributions. Except as otherwise provided in this ARTICLE 19 and notwithstanding any other provision of this Plan to the contrary, for any Plan Year in which the Plan is a Top Heavy Plan, the Matching Contributions allocated on behalf of each Participant who is a Non-Key Employee shall not be less than the lesser of: (i) three percent (3%) of such Participant's Limitation Year Compensation or (ii) the largest percentage of Matching Contributions as a percentage of the Key Employee Participant's Compensation, allocated on behalf of any Key Employee Participant for that Plan Year; provided, however, that the provisions of clause (ii) shall not apply to any plan included in a Required Aggregation Group if such plan enables a Defined Benefit Plan included in such Required Aggregation Group to meet the requirements of Code Section 401(a)(4) or 410. The minimum allocation provided for herein shall be determined without taking into account contributions or benefits under Code Chapter 21 (relating to the Federal Insurance Contributions
Act), Title II of the Social Security Act or any other federal or state law, and shall be made without regard to any contrary provisions of the Plan regarding the allocation of Matching Contributions to affected Participants which might otherwise result in such Participant being entitled to no allocation or a lesser allocation due to the Participant's failure to complete one thousand (1,000) Hours of Service (or the equivalent) during the Plan Year, the Participant's failure to make mandatory employee contributions or the Participant's failure to earn a stated amount of Compensation; provided, however, that such minimum allocation shall not be required to be made on behalf of any Participant who is not actively employed by an Employer on the last day of the applicable Plan Year. For purposes of this SECTION 19.03, all Defined Contribution Plans required to be included in an Aggregation Group shall be treated as one plan. Pre-Tax Contributions on behalf of Key Employee Participants are taken into account in determining the minimum contribution under this SUBSECTION. On the other hand, Pre-Tax Contributions on behalf of Non-Key Employees may not be treated as a Matching Contribution for purposes of the minimum contribution or benefit requirement of Code Section 416.

19.04    Minimum  Benefits  for  Employers  or  Affiliated Companies Maintaining
Defined Benefit Plans. If any Participant who is a Non-Key Employee is also a participant under a Defined Benefit Plan maintained by an Affiliated Company which is also a Top Heavy Plan, then SUBSECTION 19.03(2) shall not apply, and such Participant shall receive an allocation of Matching Contributions in an amount no less than five percent (5%) of such Participant's Compensation under the Plan for the applicable Plan Year. Such allocation shall be made without regard to the amount allocated under the Plan on behalf of any Key Employee Participant for such Plan Year. For purposes of this SECTION 19.04, all Defined Contribution Plans required to be included in a Required Aggregation Group shall be treated as one plan.

19.05 Super Top Heavy Plans. If in any Plan Year in which the Plan is a Top Heavy Plan: (i) it is also a Super Top Heavy Plan or (ii) it does not provide minimum benefits under SUBSECTION 19.03(2) after substituting "four percent (4%)" for "three percent (3%)" contained in clause (i) of the first sentence of said SUBSECTION or (iii) if SECTION 19.04 applies, it does not provide minimum benefits under SECTION 19.04 after substituting "seven and one-half percent (7
%)" for "five percent (5%)" contained in the first sentence of said SECTION, then, in any such event, for purposes of the definitions set forth in SUBSECTIONS 5.09(3) and 5.09(5), the dollar limitations contained in Code Sections 415(e)(2)(B) and 415(e)(3)(B) shall be multiplied by 1.0 rather than
1.25. Notwithstanding the foregoing provisions of this SECTION 19.05, if the application of said provisions would cause any individual to exceed the combined limits of SECTION 5.06, if applicable, then the requirements of this SECTION
19.05 shall be suspended as to such individual until such time as he no longer exceeds the limitations of SECTION 5.06 as modified by this SECTION 19.05, and during the period of such suspension, said individual shall receive no allocation of Matching Contributions and shall not be entitled to make Pre-Tax Contributions under this Plan or any other Defined Contribution Plan maintained by an Affiliated Company, and there shall be no accruals of benefits for such individual under any Defined Benefit Plan maintained by an Affiliated Company.


ARTICLE  20  -  MISCELLANEOUS

20.01 Effect of Bankruptcy and Other Contingencies Affecting an Employer. Neither the bankruptcy, receivership, insolvency, liquidation, dissolution, merger, consolidation or reorganization of an Employer, or any other eventuality affecting the Employer, shall terminate the Trust or render ineffectual this Plan or discharge any Employer from any liabilities to the Trust for which it shall already have become obligated, but the same shall continue in full force and effect as though such eventuality had not occurred; however, the Plan Administrator shall in such event be authorized hereby to make any and all rules and regulations not inconsistent with the purposes of the Plan as shall be necessary to deal with such change in the situation of the Plan and Trust.

20.02 Benefits Payable by Trust. All benefits payable under the Plan shall be paid or provided for solely from the Trust Fund. No Employer assumes any liability or responsibility therefor.

20.03 Withholding. The Plan Administrator shall determine whether or not federal income tax withholding is required with respect to any distribution or withdrawal hereunder, shall direct the Trustee to withhold any amounts required by law to be withheld, and shall furnish the Trustee with any information required by Treasury Regulations regarding withholding. Notwithstanding any other provision of this Plan to the contrary, all rights and benefits of a Participant, Beneficiary, or Alternate Payee are subject to withholding of any tax required by law to be withheld.

20.04 Provisions Hereof for Sole Benefit of Parties Hereto and Participants. All of the covenants, stipulations, and agreements contained in this Plan are and shall be for the sole and exclusive benefit of and binding upon the parties hereto, their successors and assigns, and the Participants and their Beneficiaries.

20.5 Article and Section Headings. The titles or headings of the respective Articles and Sections in this Plan are inserted merely for convenience and shall be given no legal effect.

20.06    Formal  Action  by  Employer.    Any  formal action herein permitted or
required  to  be  taken  by  an  Employer  shall  be:

20.06(1) if and when a partnership, by written instrument executed by one or more of its general partners or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by one or more general partners as having authority to take such action;

20.06(2) if and when a proprietorship, by written instrument executed by the proprietor or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by the proprietor as having authority to take such action;

20.06(3) if and when a corporation, by resolution of its board of directors or other governing board, or by written instrument executed by a person or group of persons who has been authorized by resolution of its board of directors or other governing board as having authority to take such action; or

20.06(4) if and when a joint venture, by written instrument executed by one of the joint venturers or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by one of the joint venturers as having authority to take such action.

20.07 APPLICABLE LAW. THIS PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS TO THE EXTENT NOT PREEMPTED BY APPLICABLE FEDERAL LAW.


IN WITNESS WHEREOF, CLUBCORP INTERNATIONAL, INC. has caused this Plan to be executed by its duly authorized representative this 30th day of December, 1998.


CLUBCORP  INTERNATIONAL,  INC.



By:       /s/Albert  E.  Chew,  III

Title:    Executive  Vice  President